                                                                    Exhibit 10.1

                                 BELDEN CDT INC.

                             RETIREMENT SAVINGS PLAN

                       Restated Effective January 1, 2005

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                                                                               .
                                                                               .

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Preamble                                                                      1

Article I     Definitions                                                     3

Article II    Beneficiary Designation                                        13

Article III   Eligibility and Participation Requirements

              Section 1 Eligibility                                          14
              Section 2 Participation                                        15
              Section 3 Transfers of Employment                              15
              Section 4 Leaves of Absence                                    15
              Section 5 Suspended Participation                              15
              Section 6 Eligibility after Reemployment                       16

Article IV    Employee Contributions

              Section 1 Employee Pre-Tax Contributions                       17
              Section 2 Employee After-Tax Contributions                     17
              Section 3 Transmittal to Trustee                               17

Article V     Salary Reduction Agreement

              Section 1 Agreement to Contribute                              18
              Section 2 Amount of Elective Deferrals                         18
              Section 3 Change or Discontinuance of Elective Deferrals       18

Article VI    Limitations on Elective Deferrals

              Section 1 Maximum Amount of Elective Deferrals                 20
              Section 2 Distribution of Excess Elective Deferrals            20
              Section 3 Nondiscrimination Test under 401(k)                  21
              Section 4 Excess Contributions by Highly Compensated
                        Employees                                            24

Article VII   Employer Contributions

              Section 1 General                                              26
              Section 2 Matching Contributions                               26
              Section 3 Employer Nonmatching Contributions                   27
              Section 4 Forfeitures                                          29
              Section 5 Contributions for Returning Veterans                 29

Article VIII  Limitations on Employer Matching Contributions

              Section 1 Special Nondiscrimination Test Under 401(m)          30
              Section 2 Excess Aggregate Contributions by Highly
                        Compensated Employees                                32

Article IX    Maximum Limitation under Code Section 415

              Section 1 Limitations for Defined Contribution Plans under
                        Code Section 415                                     34

Article X     Participant Accounts

              Section 1 Establishment of Individual Participant Accounts     37
              Section 2 Rollover Contribution Account                        38
              Section 3 Adjustment of Participant Accounts                   38
              Section 4 Adjustment of Accounts for Terminated Participants   38
              Section 5 Forfeiture Amounts                                   39
              Section 6 Records and Reports                                  39

Article XI    Participant Investment Election

              Section 1 Initial Elections                                    40
              Section 2 Change of Investment Election                        40
              Section 3 Reallocation of Existing Account Balances            40
              Section 4 Duration of Investment Election                      41
              Section 5 Investment of Employer Matching Contributions
                        Account                                              41
              Section 6 Investment of Employer Nonmatching Contributions
                        Account                                              42
              Section 7 Restrictions on Excessive Transfers                  42
              Section 8 Miscellaneous                                        42

Article XII   Loans

              Section 1 Standards for Granting Loans                         43
              Section 2 Terms of the Loan                                    44
              Section 3 Loan Application Procedure                           46
              Section 4 Loan Repayment                                       46
              Section 5 Loans as Plan Investments                            47
              Section 6 Default                                              48

Article XIII  Withdrawals Prior to Termination of Employment

              Section 1 After-Tax Contribution Account Withdrawals           50
              Section 2 Rollover Contribution Account Withdrawals            50
              Section 3 Hardship Withdrawals                                 50
              Section 4 Other Withdrawals of Elective Deferrals              52
              Section 5 Post Age 59-1/2 Withdrawal                           52
              Section 6 Direct Rollovers of Withdrawals; Payment in Cash
                        or Shares                                            53

Article XIV   Disbursement of Benefits

              Section 1 General                                              54
              Section 2 Retirement                                           55
              Section 3 Death                                                56
              Section 4 Distributions Prior to Retirement and Death          56
              Section 5 Forms of Payment                                     59
              Section 6 Direct Rollovers of Distributions                    61
              Section 7 Benefit Payment Deadlines                            62
              Section 8 Distributions to Alternate Payees                    62

Article XV    Effect of Reemployment

              Section 1 Effect of Reemployment Prior to Retirement           63
              Section 2 Effect of Reemployment After Retirement              64

Article XVI   The Trust Fund

              Section 1 Trust Agreement                                      65
              Section 2 Investment Funds                                     65
              Section 3 Investment of Funds                                  67
              Section 4 Expenses                                             67
              Section 5 Return of Contributions                              68

Article XVII  Administration

              Section 1 Plan Administrator                                   69
              Section 2 Submission of Requests                               71
              Section 3 Limitation of Liability                              72
              Section 4 Claims Procedure                                     72
              Section 5 QDRO Procedure                                       73

Article XVIII Amendments

              Section 1 Right to Amend                                       75
              Section 2 Restrictions on Amendments                           75
              Section 3 Merger of Plan                                       75

Article XIX   Top Heavy Provisions

              Section 1 Definitions                                          77
              Section 2 Minimum Benefit Requirement                          79
              Section 3 Vesting                                              79

Article XX    Miscellaneous Provisions

              Section 1 Facility of Payment                                  80
              Section 2 Nonalienation of Benefits                            80
              Section 3 Right of Employer                                    80
              Section 4 Leased Employees                                     80
              Section 5 Plan Type                                            81

Article XXI   Termination of Plan                                            82

Article XXII  Governing Law and Adoption                                     83

Addenda                                                                      84

Appendix                                                                     103

                                    PREAMBLE

This preamble traces a brief history of the Belden CDT Inc. Retirement Savings Plan (Plan), using the definitions in Article 1 of the Plan.

ESTABLISHMENT AND HISTORY OF THE PLAN. Effective August 1, 1993 Belden Wire & Cable Company, (Belden) a subsidiary of Cooper Industries, Inc. (hereinafter referred to as "Cooper") established a defined contribution plan named the Belden Wire & Cable Company Employees' Retirement Savings Plan. Belden and Cooper agreed to transfer certain assets and liabilities with respect to certain employees of Belden and certain former employees who were employed at facilities which were part of the Belden Electrical Wire Products Division of Cooper into the Plan.

Belden has since made various acquisitions and merged the following plans into the Plan:

AEC Retirement Savings Plan                                           July 1, 1996
Cable Systems International Inc. Management
Long Term Savings Plan                                             January 1, 2000
Savings and Investment Plan for Employees of
Independent Cable Inc.                                           December 31, 2001
The Belden Wire & Cable Company Savings Plan (Savings Plan)        October 1, 1999
(established, effective February 1, 1997)
   Alpha Wire - Elizabeth, NJ, effective 2/1/97.
   Alpha Wire - Leominster, MA, effective 2/1/98.

Belden has sold or closed the following facilities:

Facility                                                      Eligibility End Date

Sold the Carmel, Indiana and Clinton, Arkansas Facilities             May 15, 1999
Closed the Franklin, North Carolina Facility                       August 31, 1999
Sold the Communications Division                                 December 31, 2004

Effective January 1, 1999, Belden terminated the Hourly Pension Contributions (known as "IAR Contributions") Section of the Plan. Participants had various options including leaving their balance in the Plan, purchasing an annuity from a commercial insurance company or transferring their balance to the Belden Wire & Cable Company Pension Plan.

Effective July 15, 2004 Belden merged with Cable Design Technologies (CDT) to form a new company, Belden CDT Inc. Belden CDT Inc. (hereinafter known as the "Company") desired one plan for all employees of the newly formed company maintaining the benefit level of the Belden Wire & Cable Retirement Savings Plan Company Plan. Therefore, effective January 1, 2005 the CDT Retirement Savings Plan was merged into the Belden Wire & Cable Company Plan. The new plan is named the Belden CDT Inc. Retirement Savings Plan.

                                    ARTICLE I

                                   DEFINITIONS

1. "Accounts" shall mean the individual Participant Accounts established pursuant to Article X.

2. "Actual Contribution Percentage Test" or "ACP Test" shall mean a nondiscrimination test set forth in Code Section 401(m) as explained in Article VIII.

3. "Actual Deferral Percentage Test" or "ADP Test" shall mean a nondiscrimination test set forth in Code Section 401(k) as explained in Article VI.

4. "Affiliated Employer" shall mean (a) any corporation which is a member of a controlled group of corporations as defined in Code Section 414(b) which includes the Employer, (b) any trade or business (whether or not incorporated) which is under common control as defined in Code Section 414(c) with the Employer, (c) any organization (whether or not incorporated) which is a member of an affiliated service group as defined in Code Section 414(m) which includes the Employer, and (d) any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

5"Alternate Payee" shall mean any Spouse, former Spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the Participant's benefits payable under the Plan.

For the purposes of Section 5 of Article XVII, the term "Alternate Payee" shall also include those individuals who would meet the above definition except that the order is not a Qualified Domestic Relations Order.

6. "As Adjusted", when used to modify a dollar amount, shall mean the dollar amount as adjusted (including any rounding) by the Secretary of Treasury for changes in the cost of living under Code Sections 401(a)(17), 402(g), 414(q)(1), and 415(d) for years beginning after December 31, 1987, as applied to those items and in the manner as the Secretary shall provide, except that the Compensation Limit shall be adjusted for the years specified in the "Compensation Limit" definition, the $15,000 and $5,000 limits in Article VI,
Section 1 shall be adjusted for years after December 31, 2005, the $40,000 limit in Article IX shall be adjusted for Limitation Years after 2002, and the $80,000 figure for determining Highly Compensated Employees shall be adjusted for Plan Years Beginning after December 31, 1997.

7. "Belden CDT Stock" means the common stock issued by Belden Inc. prior to July 15, 2004 and the common stock issued by Belden CDT Inc. on or after July 15, 2004. "Belden CDT Stock" is limited to stock held in the Belden CDT Stock Fund and excludes any shares of Belden CDT Inc. common stock held as a small proportion of any other Investment Funds.

8. "Belden CDT Stock Fund" means the Investment Fund which is virtually all invested in Belden CDT Stock, as further described in Article XVI, Section 2(B). Before July 15, 2004, the Belden CDT Stock Fund was known as the Belden Stock Fund.

9. "Beneficiary" shall mean any person (natural or otherwise) designated by a Participant in accordance with Article II to receive any death benefit payable under this Plan.

10. "Break in Service" shall mean any Plan Year during which an Employee is credited with 500 or fewer Hours of Service. However, an Employee will not be considered as having a Break in Service during the first 501 Hours of Service that the Employees would have worked except for an absence from work solely for maternity or paternity reasons.

For purposes of this definition, an absence from work for maternity or paternity reasons means an absence (a) by reason of pregnancy of the individual, (b) by reason of birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of the child by the Employee, or (d) for purposes of caring for the child for a period beginning immediately following the birth or placement.

11. "Catch-Up Contributions" shall mean Elective Deferrals in excess of the legal limits, plan limits, or ADP test limit that would otherwise apply. All Catch-Up Contributions for a Participant are subject to the dollar limit in
Article VI, Section 1(B).

Notwithstanding any other Plan provision to the contrary, a Participant's Catch-Up Contributions shall be ignored when computing the ADP Test, the ACP Test, and the Code Section 415 limit in Article IX, Section 1. In addition, Catch-Up Contributions are ignored when determining whether the Plan is Top-Heavy under Article XIX but only with respect to the Plan Year in which Catch-Up Contributions are made.

12. "Code" shall mean the Internal Revenue Code of 1986 (as amended).

13. "Company" means Belden CDT Inc., its corporate successors, and the surviving corporation resulting from any merger or consolidation of Belden CDT Inc. with any other corporation or corporations.

14. "COMPENSATION" shall mean, except for those portions of the Plan where a different definition expressly applies, gross earnings. Compensation shall also include compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 (including effective January 1, 1998, any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage even if those amounts technically are not Code Section 125 deferrals) or, effective for Plan Years beginning after December 31, 2000, due to pre-tax transportation accounts maintained pursuant to Code Section 132(f)(4).

Compensation shall exclude those items listed in Appendix A. It shall also exclude any Compensation paid to a terminated Participant after the Participant's last regular paycheck effective January 1, 2002 and any other forms of extraordinary Compensation.

Effective for Plan Years beginning after December 31, 1988, this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit.

15. "Compensation Limit" shall mean effective for Plan Years beginning after December 31, 2001, $200,000 As Adjusted, for Plan Years beginning after December 31, 1993 but on or before December 31, 2001, $150,000 As Adjusted, and for Plan Years beginning after December 31, 1988, but on or before December 31, 1993, $200,000 As Adjusted.

16. "Cooper Savings Plan" shall mean the Cooper Industries, Inc. Retirement and Savings Plan, the Cooper Industries, Inc. Savings Plan, and the Cooper industries, Inc. Stock Ownership Plan.

17. "Effective Date" shall mean the effective date of this amendment and restatement which is January 1, 2005. The Plan's original effective date was August 1, 1993.

18. "Elective Deferrals" shall mean contributions to the Plan with respect to any Plan Year which are made by the employer at the election of the Participant instead of cash compensation pursuant to a salary reduction agreement entered into by the Participant in accordance with Article V.

19. "Eligible Employee" means any common law employee on the U.S. payroll of the Company, being paid in U.S. currency. Eligible Employee also includes any employee who was eligible on December 31, 2004. "Eligible Employee" does not include the following:

     (i)  an employee at West Penn Wire division;

     (ii) a contingent or temporary employee, Leased Employee (as set forth in Section 4 of

          Article XX), independent contractor or individual working for the Employer pursuant to a special contract, unless such special contract specifically provides for participation in the Plan;

     (iii) any employee who is represented by a collective bargaining unit that has negotiated retirement benefits through good faith bargaining, unless such collective bargaining unit specifically has bargained to participate in the Plan;

     (iv) a common law employee that the Employer mistakenly, but in good faith, classified as other than a common law employee. Such an individual shall be deemed an Employee as of the date on which the Employer reclassifies him as a common law employee;

     (v) an individual employed by the Employer who is a non resident alien on a U.S. Payroll receiving U.S. income on temporary assignment in the U.S;

     (vi) an individual employed by the Employer who is a non-resident alien and received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); and

     (vii) an individual employed in locations that become part of Belden CDT Inc. due to a corporate acquisition or merger after January 1, 2005 are excluded unless a plan amendment or corporate resolution expressly provides otherwise.

20. "Eligible Participant" shall mean any Employee of the Employer who is eligible to participate in accordance with Article III.

21. "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a) if it is a defined contribution plan. For distributions after December 31, 2001, it shall also include an eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A) and an annuity contract described in Code Section 403(b). Effective January 1, 2006, if any portion of an Eligible Rollover Distribution is attributable to distributions from a designated Roth account (as defined in Code Section 402A), an Eligible Retirement Plan with respect to such portion shall include only another designated Roth account and a Roth IRA

22. "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution except any of the following:

     (i) Any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually over the Participant's life or life expectancy or the Participant's and Beneficiary's joint lives or life expectancies or a specified period ten years or more;

     (ii) A distribution required by Code Section 401(a)(9) (regarding minimum required distributions to participants age 70-1/2 or older);

     (iii) Any distributions permitted under the Plan on account of hardship;

     (iv) The portion of a distribution that is not includible in the recipient's gross income if that portion is transferred to an IRA or transferred to an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) and that plan or trust does not agree to account separately for the amount transferred to it including separately accounting for the after-tax portion from the pre-tax portion;

     (v) Corrective refunds of Elective Deferrals in excess of the Code Section 415(c) limits, Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions;

     (vi) Loans that are treated as taxable distributions pursuant to Code
          Section 72(p);

     (vii) Dividends paid on employer securities as described in Code Section 404(k);

     (viii) P.S. 58 costs of any life insurance held by the Plan; and

     (ix) Any similar items designated in IRS revenue rulings, notices or other guidance.

Any distribution attributable to an employee but paid to an employee's Spouse after the employee's death shall be an Eligible Rollover Distribution if it otherwise would have been an Eligible Rollover Distribution if it had been paid to the employee.

This definition is not intended to enlarge the forms of benefit payment that are available from this Plan.

23. Employee means any person who is a common law employee of the Employer as of January 1, 2005 or later.

24. "Employee After-Tax Contributions" shall mean contributions to the Plan made by a Participant with respect to any Plan Year prior to January 1, 1999 (January 1, 2000 for Participants at Belden Communications and January 1, 2005 for Participants in the CDT Retirement Savings Plan) as determined under the prior Plan.

25. "Employer" shall mean Belden CDT Inc. and any other Affiliated Employer to which the Plan has been extended by the Company.

Prior to January 1, 2005, the Employer was Belden Wire & Cable Company and Belden Technologies, Inc. and any other Affiliated Employer to which the Plan as been extended by the Company on a list in the Addendum titled "Listing of Covered Companies and Locations".

26. "Employer Contributions" shall mean contributions to the Plan made directly by the Employer with respect to any Plan Year, excluding Elective Deferrals, as set forth in Article VII.

27. "Employer Matching Contributions" shall mean any contribution to the Plan made by the Employer with respect to any Plan Year to be allocated to a Participant's Account by reason of the Participant's Elective Deferrals, as set forth in Article VII.

28. "Employer Nonmatching Contributions" shall mean any discretionary contribution to the Plan made by the Employer with respect to any Plan Year to be allocated to Eligible Participant's Accounts pursuant to Article VII.

29. "Employment Commencement Date" shall mean the date on which the Employee first performs an Hour of Service for an Affiliated Employer.

30. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (as amended).

31. "Excess Aggregate Contributions" shall mean with respect to any Plan Year the excess of the aggregate amount of the Employer Matching Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of the contributions permitted under the limitations of the Actual Contribution Percentage Test, as set forth in Article VIII.

32. "Excess Contributions" shall mean with respect to any Plan Year the excess of the amount of Elective Deferrals made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of the contributions permitted under the limitations of the Actual Deferral Percentage Test as set forth in Article VI.

33. "Excess Elective Deferrals" shall mean the amount of Elective Deferrals for a Participant's taxable year exceeding the limit described in Article VI. The amount of Excess Elective Deferrals is reduced or eliminated to the extent that a Participant has elective deferrals under another plan and elects as provided in Section 2(b) of Article VI to treat the elective deferrals in the other plan as excess amounts.

34. "Forfeitures" shall mean nonvested amounts allocated pursuant to Article
VII.

35. "Highly Compensated Employee" shall mean an employee who (a) was a 5% owner of an Affiliated Employer at any time during the Plan Year or the 12-month period immediately preceding the Plan Year, (b) received more than $80,000 As Adjusted in annual compensation from an Affiliated Employer for the 12-month period immediately preceding the Plan Year if the Company does not elect to use the top 20% rule, or (c) received more than $80,000 As Adjusted in annual compensation from an Affiliated Employer for the 12-month period immediately preceding the Plan Year and was among the top 20% of employees by compensation during the same 12-month period. The Employer does not elect to use the top 20% rule.

(A) For purposes of determining the number of employees in the Top-Paid Group, the following employees may be excluded:

     (i)  employees who have not completed 6 months of service

     (ii) employees who normally work less than 17-1/2 hours per week

     (iii) employees who normally work not more than 6 months during any year

     (iv) employees who have not attained age 21

     (v) employees who are nonresident aliens and who receive no earned income from an Affiliated Employer which constitutes income from services within the United States

The Employer may elect to substitute a shorter period of service, time, or age than that specified under (i), (ii), (iii), or (iv) above.

(B) A former employee shall be treated as a Highly Compensated Employee if (i) the former employee was a Highly Compensated Employee when he separated from service, or (ii) the former employee was a Highly Compensated Employee at any time after attaining age 55.

(C) For purposes of the definition of Highly Compensated Employee, the term "compensation" shall mean compensation for service performed by an Employee of an Affiliated Employer which is currently includible in gross income as described in Code Section 414(q)(4) and the regulations thereunder.

(D) Any questions regarding the determination of a Highly Compensated Employee shall be made in accordance with Code Section 414 (q) and regulations thereunder. Any alternative methods of determining Highly Compensated Employees under applicable law shall also be permitted under this Plan.

36. "Highly Compensated Participant" shall mean a Participant of the Plan who is also a Highly Compensated Employee.

37. "Hour of Service" means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer (or, prior to August 1, 1993, by Cooper Industries, Inc.) for (a) the performance of duties (which hours shall be credited to the computation period in which the duties were performed and with Hours of Service at overtime, premium pay, or shift differential rates considered straight time hours), (b) reasons other than the performance of duties such as vacation, jury duty, sick leave or disability, but excluding payments made or due under any workers' compensation, unemployment compensation, or disability insurance laws irrespective of whether the employment relationship has terminated (which hours shall be credited to the computation period(s) to which they pertain, except that no more than 501 Hours of Service shall be credited to any Employee for any single continuous period during which the Employee performs no duties whether or not the period occurs in a single Plan Year), and (c) back pay, irrespective of mitigation of damages, awarded or agreed to by the Employer (which hours shall be credited to the computation period to which the award or agreement pertains).

If an Employee enters the Armed Forces of the United States and is later reemployed by the Employer within 90 days after the earlier of termination of the military service, or 5 years of service or any other greater period as may be provided under federal law, the Employee will be granted Hours of Service under this Plan as of his Reemployment Commencement Date based on the number of Hours of Service for which the Employee would otherwise have been compensated.

Any questions concerning the crediting of Hours of Service shall be resolved in accordance with Sections 2530.200b-2(b) and (c) of the Department of Labor Rules and Regulations for Minimum Standards, which are incorporated in this Plan by reference.

38. "Investment Funds" shall mean the various funds within the Trust Fund as set forth in Article XVI.

39. "Leased Employee" shall mean an individual treated as an Employee due to the requirements of Code Section 414(n). In particular, a Leased Employee shall mean a person who is not otherwise an employee but provides services to an Affiliated Employer if (a) the person's services are provided pursuant to an agreement with an Affiliated Employer, (b) the person has performed services for an Affiliated Employer on a substantially full-time basis for at least 1 year, and (c) December 31, 1996 the person is under the primary direction or control of on Affiliated Employer.

40. "Limitation Year" shall mean the Plan Year.

41. "Nonhighly Compensated Employee" shall mean an Employee of the Employer who is not a Highly Compensated Employee.

42. "Participant" shall mean an employee who has met the eligibility conditions of Article III and who has made or received a contribution under this Plan. "Participant" shall include an active, inactive, former, suspended or retired employee with an Account balance unless the context in which the term is used indicated otherwise. If an Employee who does not otherwise meet the definition of "Participant" is permitted to make a rollover contribution under Section 2 of
Article X, the Employee shall not be considered a Participant for the purposes of Article III, Article IV, Article V, Article VI, Article VII, Article VIII,
Article IX, and Sections 1 and 2 of Article X.

43. "Permanent and Total Disability" A Participant in the Plan shall be considered to be permanently and totally disabled if he has been approved for long term disability benefits under a Belden CDT Inc. sponsored long term disability plan or if he has been approved for Social Security disability benefits by the U.S. Social Security Administration.

Prior to January 1, 2002, but on or after January 1, 1999, "Permanent and Total Disability" shall mean the incapacity of a Participant as defined in the Belden CDT Inc. Pension Plan. A Participant in the Plan shall be considered to be permanently and totally disabled if he has been approved for long term disability benefits under the Belden CDT Inc. Pension Plan or if he has been approved for Social Security disability benefits by the U.S. Social Security Administration.

Prior to January 1, 1999, "Permanent and Total Disability" shall mean the incapacity of a Participant while an Employee, other than by reason of the Participant's military service or engaging in a felonious act, because of any medically demonstrable physical or mental condition either (a) to the extent that he is unable to engage in any substantial employment or occupation which might reasonably be considered within his capabilities other than such employment as is found to be for the purpose of rehabilitation or (b) to the extent that his continuing to engage in any such employment would in competent medical opinion endanger his life. Any such total disability shall be deemed to be permanent for the purposes of this Plan if in competent medical opinion it still exists upon the cessation of accident and sickness or salary continuation benefits and it may be expected to continue for the remainder of such Participant's life. A disability shall be considered as having been incurred by reason of military service if it shall have been directly incurred in, and due solely to, military service of such Participant and if the Participant receives a pension therefore from a government or governmental agency.

44. "Plan" shall mean the Belden CDT Inc. Retirement Savings Plan. Prior to January 1, 2005 the plan name was Belden Wire & Cable Company Retirement Savings Plan.

45. "Plan Administrator" means the person(s), organization(s) or committee acting as plan administrator, as defined in ERISA in accordance with Article XVII.

46. "Plan Year" shall mean the 12 consecutive month period commencing each January 1.

47. Qualified Domestic Relations Order" shall mean any judgment decree or order (including approval of a property settlement agreement) which meets the standards and specifications of Code Section 414(p) and which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the Participant's benefits under the Plan.

48. "Qualified Nonelective Contributions" shall mean contributions made by the Employer with respect to any Plan Year other than Employer Matching Contributions that satisfy the vesting and withdrawal restriction applicable to Elective Deferrals when the contributions are made.

49. "Reemployment Commencement Date" shall mean the first day an Employee is entitled to be credited with an Hour of Service for the performance of duties after a Break in Service.

50. "Spouse (Surviving Spouse)" shall mean the Participant's legal Spouse at the time the Participant dies or the Participant's benefit payments commence. A former Spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

51. "Trust Fund" shall mean the Investment Fund(s) as authorized pursuant to
Article XVI.

52. "Trustee(s)" shall mean the person(s) or financial institution(s) named in the Trust Agreement referenced in Article XVI, or their successors in office, whether natural or corporate.

53. "Valuation Date", effective December 15, 1999, shall mean each business day. For the period of October 1, 1999 through December 14, 1999, no valuation occurred. Prior to October 1, 1999, Valuation Date shall mean the last day of each month and any other times as the Employer may designate on which an accounting of all assets and liabilities of the Trust Fund is to be made.

54. "Years of Service" shall mean the number of Plan Years during which any Employee is credited with 1,000 or more Hours of Service, except that prior to January 1, 1993 Years of Service shall mean the years of vesting service with which the Employee had been credited in accordance with the Cooper Savings Plan with respect to the employer's IAR account as of December 31, 1992.

An Employee's Years of Service shall be based on an Employee's total employment relationship with the Employer or any Affiliated employer, whether or not as an Employee, including any period of time during which the Employee (a) was employed by the Employer in a category of employees excluded from the Plan, (b) was a Leased Employee who performed services for the Employer, to the extent provided by Code Section 414(n) and the regulations thereunder, (c) was employed by a predecessor employer of the Employer, the plan of which predecessor is the Plan maintained by the Employer, and (d) was employed by a predecessor employer of the Employer, even though the Plan is not the plan maintained by the predecessor employer, but only if service with the predecessor employer is required to be included in the individual's Years of Service by regulations under Code Section 414(a)(2).

                                   ARTICLE II

                             BENEFICIARY DESIGNATION

Each Participant shall designate on forms provided by the Employer a Beneficiary or Beneficiaries for purposes of the Plan. Any designation of Beneficiary may be changed or revoked at any time by the Participant by filing a written notice to the Employer on the Employer's form. The Participant may revoke a designation at any time by filing a new written notice.

If a Participant has a Spouse, the Participant may designate a Beneficiary other than the Spouse only if the election form is signed by the Participant and the Participant's Spouse clearly indicating the Spouse's consent to the alternate Beneficiary. The Spouse's signature must be witnessed by a Notary Public. The Spouse's consent shall not be required if it is established to the satisfaction of the Employer that the Spouse cannot reasonably be located. The Participant may revoke a designation of Beneficiary without the consent of the Spouse, although the Participant may not designate a different Beneficiary other than the Spouse without the Spouse's consent.

If a Participant does not validly designate a Beneficiary who is living when the Participant dies, any death benefits payable under the Plan shall be paid to the Participant's Spouse. If the Participant has no Spouse or the Spouse cannot reasonably be located, any death benefits shall be paid to the Participant's Estate.

                                   ARTICLE III

                   ELIGIBILITY AND PARTICIPATION REQUIREMENTS

Section 1 Eligibility

An Eligible Employee will be eligible to become a Participant in the Plan on the Employee's Employment Commencement Date. No Employee is eligible for this Plan if the Employee is not paid by the Employer in U.S. dollars from a U.S. payroll. An Employee who was already eligible to become a Participant before the Effective Date will remain eligible to become a Participant even if the above requirements are not satisfied.

Participants in the AEC Retirement Savings Plan on June 30, 1995 and their beneficiaries or surviving spouses shall become Participants in the Plan and the employees of the Apple Creek facility shall become eligible to participate in the Plan on January 1, 1996 and shall have their retirement and other benefits determined under this plan subject to the provisions of the Addendum for AEC Retirement Savings Plan and for the employees of the Apple Creek Facility.

Participants in the Belden Wire & Cable Company Savings Plan on December 31, 2004 and their beneficiaries or surviving spouses, as applicable, shall become eligible to participate in the Plan on January 1, 2005 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for Employees of Alpha Wire Company.

Participants in the Cable Systems International Inc. Management Long Term Savings Plan and Trust on December 31, 1999 and their beneficiaries or surviving spouses, as applicable, shall become eligible to participate in the Plan on January 1, 2000 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for the Participants of the Cable Systems International Inc. Management Long Term Savings Plan and Trust.

Participants in the Savings and Investment Plan for Employees of Independent Cable, Inc. on December 31, 2001 and their beneficiaries and surviving spouses, as applicable shall become Participants in the Plan on December 31, 2001 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for the Participants of the Savings and Investment Plan for Employees of Independent Cable, Inc.

Participants in the CDT Retirement Savings Plan on January 1, 2005 (excluding active and former employees and their Beneficiary(s) from the West Penn Wire division unless the employee was transferred to another CDT location) and Beneficiaries or surviving Spouses, as applicable, shall become eligible to participate in the Plan on January 1, 2005 and shall have their retirement and other benefits determined under this Plan subject to the provisions of the Addendum for the Participants of the CDT Retirement Savings Plan.

Section 2 Participation

An Eligible Employee may become a Plan Participant upon entering into an agreement in accordance with Article V or by receiving an allocation of an Employer Nonmatching Contribution in accordance with Article VII. Unless a provision expressly states otherwise, only Participants who are Eligible Employees may make or receive any contributions and forfeitures under this Plan.

If an employee not eligible to become a Participant erroneously is permitted to make contributions, then as soon as administratively feasible after the error is discovered any Elective Deferrals including investment gains and losses on those contributions will be returned to the employee and any other contributions will be forfeited.

Section 3 Transfers of Employment

If the Employee fulfills the requirements of Section 1 of this Article, an Employee who transfers employment from an Affiliated Employer not covered by the Plan or from a classification not eligible for coverage under this Plan will be eligible to become a Participant as of the date of transfer or reclassification.

Section 4 Leaves of Absence

A Participant on an uncompensated leave of absence will continue to be a Participant, but will be prohibited from making further contributions provided by Article IV while on the leave of absence. Upon return to active employment, the Participant may again elect to contribute under the Plan as of any date on or after the Participant's date of return to active service.

Section 5 Suspended Participation

Any person continuing in the employment of the Employer who had been a Participant but who is no longer classified as an Eligible Employee for this Plan shall be an inactive Participant for the period of ineligibility and no contributions shall be made to this Participant's Accounts for this Plan (or any portion of this Plan).

Section 6 Eligibility after Reemployment

If an employee terminates employment and subsequently is reemployed, the Employee's rights under the Plan shall be determined in accordance with Article XV.

                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

Section 1 Employee Pre-Tax Contributions

Employee pre-tax contributions are deemed to be Elective Deferrals. The provisions of Article V shall govern the manner in which Eligible Participants may enter into salary reduction agreements with the Employer in order that Elective Deferrals may be made by the Employer to the Trust Fund on their behalf. However, the amount of Elective Deferrals shall be limited by the provisions set forth in Article VI.

Section 2 Employee After-Tax Contributions

Effective January 1, 1999 (January 1, 2000 for Employees at Belden Communications and January 1, 2005 for CDT Retirement Savings Plan participants), Employees shall not make any Employee After-Tax Contributions to this Plan.

Section 3 Transmittal to Trustee

Elective Deferrals shall be deposited with the Trustee as of the earliest date the contributions can reasonably be segregated from the Employer's general assets. In no event shall those amounts be deposited later than 15 business days (plus any extension permitted by Department of Labor regulations) after the end of the month during which the amounts would otherwise have been payable to the Participant in cash.

                                    ARTICLE V

                           SALARY REDUCTION AGREEMENT

Section 1 Agreement to Contribute

Each Employee eligible to participate in accordance with the provisions of
Article II may enter into a salary reduction agreement with the Employer to make Elective Deferrals to this Plan. Thereafter an Employee desiring to participate shall enter into an agreement before Elective Deferrals are to begin. Elective deferrals will begin the first regular pay date as soon as administratively feasible after the agreement is accepted by the Company.

Section 2 Amount of Elective Deferrals

Each Participant, by entering into a salary reduction agreement pursuant to
Section 1 of this Article, shall request that the Participant's Elective Deferrals be made to the Trust Fund through payroll deductions. The amount shall be in whole percentages of not less than 1%, but not more than a maximum percentage of the Participant's Compensation. Unless determined otherwise by the Company, the maximum percentage shall be 50% effective January 1, 2002, 15% effective before January 1, 2002 but on or after January 1, 1999 and 6% effective before January 1, 1999. The Company may at any time reduce the maximum percentage allowed for Highly Compensated Participants. The Employer retains discretion to change the amount or percentage of Elective Deferrals accepted by the Plan on a non-discriminatory basis.

Effective for a Participant's taxable year beginning after December 31, 2001, if a Participant who would have attained age 50 no later than the last day of the Participant's taxable year wishes to defer more than the amount otherwise permitted under this Section for the entire Plan Year, the Participant shall be permitted to defer Catch-Up Contributions in accordance with procedures established by the Employer.

Section 3 Change or Discontinuance of Elective Deferrals

A Participant may change the percentage of the Participant's Elective Deferrals, suspend Elective Deferrals, or resume making Elective Deferrals once every 30 days. The Participant must make a request to the Company before the Participant would like the change. Requested changes will begin the first regular pay day as soon as administratively feasible after the request is accepted by the Company.

The Participant's Employer Matching Contributions with respect to the Participant's Elective Deferrals shall be suspended while the Participant's Elective Deferrals are suspended.

                                   ARTICLE VI

                        LIMITATIONS ON ELECTIVE DEFERRALS

Section 1 Maximum Amount of Elective Deferrals

(A) No Participant shall be permitted to have Elective Deferrals made under this Plan in excess of

     (i) For a Participant's taxable year beginning on or before December 31, 2001, $7,000 As Adjusted;

     (ii) For a Participant's taxable year beginning during 2002, $11,000;

     (iii) For a Participant's taxable year beginning during 2003, $12,000;

     (iv) For a Participant's taxable year beginning during 2004, $13,000;

     (v)  For a Participant's taxable year beginning during 2005, $14,000; and

     (vi) For a Participant's taxable year beginning after December 31, 2005, $15,000 As Adjusted.

(B)  Higher Limit for Catch-Up Contributions

Effective for a Participant's taxable year beginning after December 31, 2001, a Participant who would have attained age 50 no later than the last day of a Plan Year may make Catch-Up Contributions no greater than the following amount:

     (i)  For a Participant's taxable year beginning during 2002, $1,000;

     (ii) For a Participant's taxable year beginning during 2003, $2,000;

     (iii) For a Participant's taxable year beginning during 2004, $3,000;

     (iv) For a Participant's taxable year beginning during 2005, $4,000; and

     (v) For a Participant's taxable year beginning after December 31, 2005, $5,000 As Adjusted.

Section 2 Distribution of Excess Elective Deferrals

(A) If in any Participant's taxable year the amount of Elective Deferrals made by a Participant exceeds the maximum amount set forth in Section 1 above, the Excess Elective Deferrals, plus income attributable to the Excess Elective Deferrals, shall be distributed no later than April 15th of the year following the Participant's taxable year in which the Excess Elective Deferrals occurred. Excess Elective Deferrals that are not distributed by the April 15 date shall remain in the Plan and be subject to the general withdrawal restrictions applicable to Elective Deferrals as specified in Article XIV. Excess Elective Deferrals distributed no later than the April 15th date, shall not be treated as Annual Additions with respect to the maximum limitations under Code Section 415, as described in Article IX.

(B) In the event a Participant enters into two or more salary reduction agreements with respect to the Participant's taxable year, and the Participant's Elective Deferrals to this Plan and another plan subject to the Code Section 402(g) limit exceed the maximum Elective Deferral amount set forth in Section 1 of this Article for this taxable year, the Participant may notify the employer in writing no later than March 1st of the next taxable year of the portion of the excess attributable to elective deferrals made to this Plan. The portion of the excess made to this Plan becomes Excess Elective Deferrals and must be handled as provided in subsection (A) above.

(C) The amount of Excess Elective Deferrals for a participant's taxable year that must be distributed to a Participant is reduced by any Excess Contributions attributable to the Plan Year beginning with or within the Participant's taxable year that have previously been distributed.

Section 3 Nondiscrimination Test Under 401(k)

(A) Nondiscrimination Test

For each Plan Year the Plan must satisfy a special nondiscrimination test to be referred to as the Actual Deferral Percentage Test (ADP Test). However, for Plan Years beginning after December 31, 1998, unless the amount of Employer Matching Contributions is changed, the ADP Test is deemed to have been satisfied. If the amount of Employer Matching Contributions is changed for Plan Years following December 31, 1998 so that is not longer meets the safe harbor requirement, the Actual Deferral Percentage Test can be satisfied by meeting the following test.

The Actual Deferral Percentage Test for a Plan Year shall be satisfied if one of the following two limits is met in the Plan Year.

     (i) Primary Limitation

     The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the current Plan Year must not exceed the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

     (ii) Alternative Limitation

     The Actual Deferral Percentage for all Eligible Participants who are Highly Compensated Employees for the current Plan Year must not exceed the lesser of (a) the Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees multiplied by 2.0; or (b) the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points.

Effective for Plan Years beginning after December 31, 1998, the Employer hereby elects to use the current Plan Year's Actual Deferral Percentage for all Eligible Participants who are Nonhighly Compensated Employees. Hence, when applying the primary and alternative limitations above, the Employer will use the Actual Deferral Percentage of the Eligible Participants who are Nonhighly Compensated Employees for the current Plan Year. This election may be changed only as permitted by the Secretary of Treasury.

(B) Special Definitions for 401(k) Test

     (i) Definition of Actual Deferral Percentage

     Actual Deferral Percentage for a specified group of Eligible Participants for a Plan Year shall mean the average of the ratios (calculated separately for each Eligible Participant in the group) of (i) the amount of contributions made on behalf of the Eligible Participant for the Plan Year to (ii) the Eligible Participant's Compensation for the Plan Year.

     Contributions made on behalf of any Eligible Participant may include (i) Elective Deferrals (including Excess Elective Deferrals but excluding the amount of Elective Deferrals that are taken into account in the Actual Contribution Percentage Test), (ii) Qualified Nonelective Contributions, and (iii) Employer Matching Contributions. Qualified Nonelective Contributions and Employer Matching Contributions may be included only under the rules as the Secretary of the Treasury may prescribe.

     Elective Deferrals are taken into account for a Plan Year only if they are allocated to the Eligible Participant's Account as of a date within the Plan Year, the Elective Deferrals are actually paid to the trust no later than 12 months after the end of that Plan year, and the Elective Deferrals relate to Compensation that either would have been received by the Eligible Participant in the Plan Year but for the salary reduction agreement or is attributable to services performed by the Eligible Participant in the Plan Year and, but for the salary reduction agreement, would have been received by the Eligible Participant within 2-1/2 months after the end of the Plan Year.

     (ii) Definition of Compensation

     Compensation shall mean total compensation paid by the Employer to an Employee during the taxable year ending with or within the Plan Year which is required to be reported as wages on the Form W-2, and may also include compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 (including any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage even if those amounts technically are not Code Section 125 deferrals) or, due to pre-tax transportation accounts maintained pursuant to Code Section 132(f)(4). Alternatively, Compensation may mean any other definition of compensation that satisfies Code Section 414(s) and final or proposed regulations issued under that Code section. This Plan shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit.

     Instead of using Compensation for the Plan Year to calculate the ratios described in Section 3(B)(i) of this Article, the ratios may be computed for all Eligible Participants using (i) Compensation for that portion of the Plan Year in which each Employee was an Eligible Participant, (ii) Compensation for the calendar year ending within the Plan Year, or (iii) Compensation for that portion of the calendar year ending within the Plan Year in which each Employee was an Eligible Participant.

(C) Special Rules for 401(k) Test

     (i) For purposes of this Section 3, the individual Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals, Qualified Nonelective Contributions, and Employer Matching Contributions Allocated to the Eligible Participant's Accounts under this Plan and any other cash or deferred arrangement qualified under Code Section 401(k) that are maintained by an Affiliated Employer shall be computed as if all the amounts had been made to this Plan.

     (ii) If this Plan is combined with one or more plans for purposes of satisfying Code Sections 401(a)(4) or 410(b) (other than the average benefit percentage test of Code Section 410(b)(2)(A)(ii)), then those plans shall also be combined for purposes of computing the Actual Deferral Percentages of Eligible Participants.

     (iii) Nonhighly Compensated Employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law may be ignored for purposes of the Actual Deferral Percentage Test and the Average Contribution Test if that group of employees separately satisfies Code Section 410(b).

     (iv) This Section 3 shall apply separately to Employees not in collective bargaining units and Employees in collective bargaining units. Article VIII shall not apply to employees in collective bargaining units. The Employer may choose to apply the Actual Deferral Percentage Test to all Employees in collective bargaining units together, apply it separately to each collective bargaining unit, or apply the Actual Deferral

     Percentage Test to two or more groups of collective bargaining units (with each unit in one group) provided that the combinations of units are determined on a basis that is reasonable and reasonably consistent from year to year.

Section 4 Excess Contributions by Highly Compensated Employees

(A) If before or during the Plan Year the Employer anticipates that the acceptable limits set forth in Section 3(A) above will be exceeded as of the end of the Plan Year, the Employer may order the suspension and/or the reduction of Highly Compensated Participants' Elective Deferrals. The Employer shall reasonably project which Participants will be Highly Compensated Participants and are subject to this suspension and/or reduction.

(B) If the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees exceeds the limitation as of the close of the applicable Plan Year, the excess Elective Deferrals or Employer Contributions, if applicable (referred to as Excess Contributions), shall be initially determined using the following "leveling" process: Elective Deferrals or Employer Contributions, if applicable, will be subtracted from the Highly Compensated Employee's Accounts with the highest ratio (as calculated under Section 3(B)(i) of this Article) and considered Excess Contributions until this Employee's ratio equals the next highest ratio of a Highly Compensated Employee or until the limitation is no longer exceeded. This process is repeated until the limitation is no longer exceeded.

Effective for Plan Years beginning after December 31, 1996, the amount of the Excess Contributions is determined as if the previous paragraph applied, but the Excess Contributions are actually subtracted using the following "leveling" process: Elective Deferrals or Employer Contributions, if applicable, will be subtracted from the Highly Compensated Employee's Accounts with the greatest amount of Elective Deferrals (and any Employer Contributions used in computing the Actual Deferral Percentage) and considered Excess Contributions until this Employee's Elective Deferrals (and those Employer Contributions) amount equals the next highest Highly Compensated Employee's Elective Deferrals (and those Employer Contributions) amount or until the total amount of Excess Contributions has been subtracted from Employees' Accounts. This process is repeated until the total amount of Excess Contributions has been subtracted from Employees' Accounts.

Effective for a Participant's taxable year beginning after December 31, 2001, for a Participant who would have attained age 50 no later than the last day of a Plan Year, the Participant shall be permitted to retain as Catch-Up Contributions the Elective Deferrals that according to the other provisions of this Section would have been subtracted from the Participant's Accounts.

Any remaining Excess Contributions with earnings thereon shall be distributed no later than the close of the Plan Year following the Plan Year to which the Excess Contributions relate. The Employer must pay any excise tax required by Code Section 4979 on any Excess Contributions not distributed within 2-1/2 months after the close of the Plan Year to which the Excess Contributions relate.

(C) Excess Contributions shall be distributed from the Highly Compensated Participant's Elective Deferral Account and Employer Matching Contributions account (if applicable) in proportion to the Highly Compensated Participant's Elective Deferrals and Employer Matching Contributions for the Plan Year. Excess Contributions may be distributed from the Qualified Nonelective Contributions Account only to the extent that the Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Employer Matching Contributions Account. The Excess Contributions shall be considered taxable income to the affected Participant(s). Notwithstanding the fact that the Excess Contributions were returned to the Highly Compensated Participants prior to 2-1/2 months after the close of the Plan Year to which the Excess contributions relate, the Excess Contributions shall be treated as Annual Additions with respect to the maximum limitations under Code Section 415 to the extent required by the Secretary of the Treasury.

(D) The amount of Excess Contributions for a Plan Year that must be distributed to a Participant is reduced by any Excess Elective Deferrals attributed to the Participant's taxable year ending with or within the same Plan Year that have previously been distributed.

                                   ARTICLE VII

                             EMPLOYER CONTRIBUTIONS

Section 1 General

Employer Contributions as that term is used in this Plan are those contributions that are made directly by the Employer, as set forth below, and are not the result of a salary reduction agreement between the Employer and an Employee.

Section 2 Matching Contributions

(A) Employer Matching Contribution

The Employer shall make a matching contribution to the Trust Fund for each plan year of an amount equal to (i) 100% of a Participant's Elective Deferrals, including Catch-up Contributions, that are attributable to the first 3% of the Participant's Compensation plus (ii) 50% of a Participant's Elective Deferrals, including Catch-up Contributions, that are not attributable to the first 3% of a Participant's Compensation but are attributable to the first 6% of the Participant's Compensation.

(B) All Matching Contributions are Qualified Matching Contributions

Employer Matching Contributions described in the above Section 2(A) are 100% vested and not forfeitable to the Participant when made. The amounts are distributed as specified elsewhere in this Plan, but under no circumstances may they be distributed before the earlier of

     (i) separation from service (effective 1/1/2002 severance from employment with the Employer), death, or disability of the Participant

     (ii) attainment of the age 59 1/2 by the Participant

     (iii) termination of the Plan without establishment of a successor plan

     (iv) for Plan Years beginning before January 1, 2002, the disposition of substantially all of the assets of the Employer or the disposition of a subsidiary of the Employer in which the Participant is employed if the transferor continues to maintain the Plan

     (v)  upon hardship of the Participant

Beginning with Plan Years after December 31, 1998, each eligible Participant must be given written notice, within a reasonable period before any Plan Year, of his or her rights and obligations under the Plan. The notice must be accurate and comprehensive and written in a manner calculated to be understood by the average Eligible Participant.

(C) Reduction of Matching Contributions

If a Participant's Elective Deferrals are distributed under Section 2 or Section 4 of Article VI and the Participant received an Employer Matching Contribution because of the Elective Deferrals that were distributed, then the Employer Matching Contribution attributable to those Elective Deferrals must be forfeited (regardless of whether they are vested) and shall be used to offset future Employer Contributions. Employer Matching Contributions forfeited under this provision shall not be included in the ACP test under Article VIII. This provision may be enforced before, during, or after the enforcement of the ADP test and the ACP test as long as this provision is satisfied upon the completion of those tests.

Section 3 Employer Nonmatching Contributions

(A) Employer Nonmatching Contributions Before 4/1/96

The Plan shall continue to hold Employer Nonmatching Contributions in separate accounts made for some of its hourly employees as required by an Addendum to this Plan.

(B) Hourly Pension Contributions

Effective May 9, 1999, the Employer shall no longer make any hourly pension contributions to the Employer Nonmatching Contributions Accounts of the hourly Employees employed at the Clinton, Arkansas facility.

Effective January 1, 1999, the Employer shall no longer make any hourly pension contributions to the Employer Nonmatching Contributions Accounts of all hourly Employees, except those employed at the Franklin, North Carolina and Clinton, Arkansas facilities.

Prior to January 1, 1999, Employees who were classified as hourly employees by the Employer had an hourly pension contribution made to their Employer Nonmatching Contributions Accounts each month, if provided for in an Addendum to this Plan for a group of Employees. The contribution is computed by multiplying the contribution rate specified in the Addendum for the location in which the Employees was employed at the time of the contribution by the number of "hours worked" as an hourly employee in that location. The Addenda may vary the contribution rate depending on the employees' position grades, labor grades, or other criteria.

For the purpose of this subsection (B) only, "hours worked" means hours of employment while an Eligible Employee for which the Employer paid compensation, including overtime hours and any paid hours for vacation periods or holidays, but excluding any other paid hours for any other absences during which no duties are performed.

(C) Discretionary Qualified Nonelective Contributions

Employer Contributions described in the above Section 3(A) shall be deemed to be Qualified Nonelective Contributions pursuant to a resolution adopted by the Company of the Employer only to the extent that those amounts are 100% vested and not forfeitable to the Eligible Participant, when made, and further provided that the amounts may not be distributed until the earlier of

     (i) separation from service (effective 1/1/2002 severance from employment with the Employer), death, or disability of the Eligible Participant

     (ii) attainment of the age 59 1/2 by the Eligible Participant

     (iii) termination of the Plan without establishment of a successor plan

     (iv) for Plan Years beginning before January 1, 2002, the disposition of substantially all of the assets of the Employer, or the disposition of a subsidiary of the Employer in which the eligible Participant is employed if the transferor continues to maintain the Plan

     (v) for Plan Years beginning before January 1, 1989, upon hardship of the Eligible Participant.

Notwithstanding the above, the Company may elect pursuant to a resolution that the Qualified Nonelective Contributions may be allocated only to Eligible Participants who are Nonhighly Compensated Employees. The Company may also elect that the amounts of Qualified Nonelective Contributions be evenly distributed to the Eligible Participants who are Nonhighly Compensated Employees. Lastly, the Board of Directors may elect to allocate Qualified Nonelective Contributions to the Eligible Participants employed on the last day of the Plan Year who are Nonhighly Compensated Employees in order of compensation beginning with the Employee with the lowest compensation with each Employee receiving the maximum amount of Qualified Nonelective Contributions allowed under Article IX until sufficient Qualified Nonelective Contributions have been contributed to satisfy the Actual Deferral Percentage Test and the Actual Contribution Percentage Test.

(D) Retiree Medical Credits

Effective January 1, 1999, the Employer shall not make any additional Employer Nonmatching Contribution for retiree medical credit purposes to this Plan. Prior to January 1, 1999 hourly employees were allocated an additional Employer Nonmatching Contribution each month or partial month for which they received Compensation if the Addendum for the location in which they were employed at the time of the Contribution stated that they were eligible to receive this Contribution.

Section 4 Forfeitures

Forfeitures of the Employer Nonmatching Contributions Accounts that hold contributions allocated under Section 3(B) or Section 3(D) of this Article shall be used to reduce subsequent Employer Contributions payable pursuant to Section 3(B) and Section 3(D) of this Article and to restore a Participant's nonvested Employer Contributions Account(s) in accordance with Article XV.

If the Employer must restore a Participant's nonvested Employer Contributions Account(s), and if the amount of current Forfeitures is less than the amount needed to restore the nonvested Accounts(s), the Employer shall make an additional contribution to the Plan in accordance with this Article, but only for the purpose of restoring the Participant's nonvested Employer Contributions Account(s).

Section 5 Contributions for Returning Veterans

In general, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). More specifically, the Employer must make additional contributions to the Plan if an Employee returns to active employment after service in the U.S. armed forces and meets the other requirements specified in the Uniformed Services Employment and Reemployment Rights Act of 1994. The amount and timing for making those contributions must be determined in accordance with Code Section 414(u). These contributions are ignored for purposes of Article VI, Article VIII, and Article XIX.

                                  ARTICLE VIII

                 LIMITATIONS ON EMPLOYER MATCHING CONTRIBUTIONS

Section 1 Special Nondiscrimination Test Under 401(m)

(A) Nondiscrimination Test

In addition to meeting the Actual Deferral Percentage Test as defined in Article VI, the Plan must satisfy for each Plan Year a nondiscrimination test to be referred to as the Actual Contribution Percentage Test (ACP Test). However, for Plan Years beginning after December 31, 1998, if the Plan meets the safe harbor requirement for the Actual Deferral Percentage Test under Article VI, Section 3(A) it automatically satisfies the Actual Contribution Percentage Test with respect to matching contributions. If the amount of the Employer Matching Contributions is changed for Plan Years following December 31, 1998 so that it no longer meets the safe harbor requirement, the Actual Contribution Percentage Test can be satisfied by meeting the following test.

The Actual Contribution Percentage Test for a Plan Year shall be satisfied if one of the following two limits is met in the Plan Year.

     (i) Primary Limitation

     The Actual Contribution Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year must not exceed the Actual Contribution Percentage for all Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

     (ii) Alternative Limitation

     The Actual Contribution Percentage for all Eligible Participants who are Highly Compensated Employees for the Plan Year does not exceed the lesser of (a) Actual Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2.0; or (b) the Actual Contribution Percentage of the Eligible Participants who are Nonhighly Compensated Employees plus 2.0 percentage points.

     However, effective for Plan Years beginning after December 31, 1998, the Employer hereby elects to use the current Plan Year's Actual Contribution Percentage for all Eligible Participants who are Nonhighly Compensated Employees. Hence, when applying the primary and alternative limitations above, the Employer will use the Actual Contribution Percentage of the Eligible Participants who are Nonhighly Compensated Employees for the current Plan Year. This election may be changed only as permitted by the Secretary of Treasury.

(B) Special Definitions for 401(m) Test

     (i) Definition of Contribution Percentage

     For purposes of this Section 1, the Contribution Percentage for any Plan year shall mean the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year.

     (ii) Definition of Contribution Percentage Amounts

     Contribution Percentage Amounts shall mean Employer Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage Test) under the Plan on behalf of the Eligible Participant for the Plan Year.

     The Employer may elect to include (to the extent not taken into account for purposes of the Actual Deferral Percentage Test) Elective Deferrals and/or Qualified Nonelective Contributions as provided by regulations of the Secretary of the Treasury. The Actual Deferral Percentage Test as set forth in Article VI also must pass prior to excluding any Elective Deferrals used in this Actual Contribution Percentage Test.

     (iii) Definition of Actual Contribution Percentage

     The Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

     (iv) Definition of Compensation

     Compensation shall have the same meaning as in Article VI, Section
     3(B)(ii).

(C) Special Rules for 401(m) Test

     (i) For purposes of this Section 1, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts under this Plan and any other arrangements qualified under Code Sections 401(k) or 401(m) that are maintained by an Affiliated Employer shall be computed as if all the amounts had been made to this Plan.

     (ii) If this Plan is combined with one or more plans for purposes of satisfying Code Sections 401(a)(4) or 410(b) (other than the average benefit percentage test of Code Section 410(b)(2)(A)(ii)), then the plans shall also be combined for purposes of computing the Contribution Percentages of Eligible Participants.

     (iii) Nonhighly Compensated Employees who meet this Plan's eligibility requirements but have not met the maximum age and service requirements permitted by law may be ignored for purposes of the Actual Deferral Percentage Test and the Actual Contribution Percentage Test if that group of employees separately satisfies Code Section 410(b).

Section 2 Excess Aggregate Contribution by Highly Compensated Employees

(A) If during the Plan Year the Employer anticipates that the acceptable limits set forth in Section 1 above will be exceeded as of the end of the Plan Year, the Employer may order the suspension and/or reduction of Highly Compensated Participants' Contribution Percentage Amounts as may be necessary. The Company shall reasonably project which Participants will be Highly Compensated Participants and are subject to this suspension and/or reduction.

(B) If the Actual Contribution Percentage for Eligible Participants who are Highly Compensated Employees exceeds the limitation as of the close of the applicable Plan Year, the Excess Contribution Percentage Amounts (referred to as Excess Aggregate Contributions) shall be initially determined using the following "leveling" process. Contribution Percentage Amounts will be subtracted from the Highly Compensated Employee's Accounts with the highest Contribution Percentage (and considered Excess Aggregate Contributions) until this Employee's Contribution Percentage equals the next highest Contribution Percentage of a Highly Compensated Employee or until the limitation is no longer exceeded. This process is repeated until the limitation is no longer exceeded.

Effective for Plan Years beginning after December 31, 1996, the amount of the Excess Aggregate Contributions is determined as if the previous paragraph applied, but the Excess Aggregate Contributions are actually subtracted from the Accounts of Eligible Participants who are Highly Compensated Employees using the following "leveling" process. Contribution Percentage Amounts will be subtracted from the Highly Compensated Employee's Accounts with the greatest amount of Contribution Percentage Amounts until this Employee's Contribution Percentage Amounts equals the next greatest Highly Compensated Employee's Contribution Percentage Amounts or until the total amount of Excess Aggregate Contributions has been subtracted from Employees' Accounts. This process is repeated until the total amount of Excess Aggregate Contributions has been subtracted from Employees' Accounts.

The Excess Aggregate Contributions with earnings thereon shall be distributed from the Highly Compensated Participant's Accounts no later than the close of the Plan Year following the Plan Year to which the Excess Aggregate Contributions relate. The Employer must pay any excise tax required by Code
Section 4979 on any Excess Aggregate Contributions not distributed within 2-1/2 months after the close of the Plan Year to which the Excess Aggregate Contributions relate.

(C) Excess Aggregate Contributions shall be distributed first from the Highly Compensated Participant's Employer Matching Contributions Account (or, if applicable, Qualified Nonelective Contributions Account and Elective Deferral Account).

Notwithstanding the fact that the Excess Aggregate Contributions were distributed, the amount of the Excess Aggregate Contributions shall be an Annual Addition with respect to the maximum limitations of Code Section 415 to the extent required by the Secretary of the Treasury.

                                   ARTICLE IX

                    MAXIMUM LIMITATION UNDER CODE SECTION 415

Section 1 Limitations for Defined Contribution Plans Under Code Section 415

(A) Maximum Annual Addition

     (i) The amount of Annual Additions (as defined below) which may be credited to a Participant's Accounts for any Limitation Year may not exceed the lesser of:

          (a)  $40,000 As Adjusted; or,

          (b)  100% of the Participant's Compensation for the Limitation Year.

     "Compensation" for this Article only is defined as wages and all other payments of compensation reportable on Form W-2, determined without regard to any rules under Code Section 3401(a) that limit compensation based on the nature or location of the employment or the services performed. "Compensation" for this Article also includes compensation not otherwise includible in the Employee's gross income by reason of any reductions for contributions in the form of voluntary salary reductions due to a qualified cash or deferred arrangement of the Employer or due to a cafeteria plan of the Employer maintained pursuant to Code Section 125 (including any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage even if those amounts technically are not Code Section 125 deferrals) or compensation not otherwise includible in the Employee's gross income by reason of Code Section 132(f)(4) (regarding pre-tax transportation accounts). Alternatively, "Compensation" may mean any definition of compensation that satisfies Code Section 415(c)(3) and final or proposed regulations issued under that Code Section.

     (ii) For purposes of the limitations of this Section 1, if contributions are made to two or more defined contribution plans, the various plans shall be considered a single defined contribution plan.

     (iii) The compensation limitation in (b) above, however, shall not apply to:

          (a)  Any contribution for medical benefits (within the meaning of Code
               Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition; or,

          (b)  Any amount otherwise treated as an Annual Addition under Code
               Section 415(l).

     (iv) Effective for a Participant's taxable year beginning after December 31, 2001, if a Participant who would have attained age 50 no later than the last day of the Participant's taxable year wishes to defer more than the amount otherwise permitted under this Section for the entire Plan Year, the Participant shall be permitted to defer Catch-Up Contributions, in accordance with procedures established by the Company.

(B) Definition of Annual Additions

For purposes of this Plan, Annual Additions shall mean the sum of the following amounts credited to the Participant's Accounts during the Limitation Year.

     (i)  Elective Deferrals

     (ii) Employee After-Tax Contributions

     (iii) Employer Contributions

     (iv) Any other amounts required to be included by Code Section 415(c)(2)

Any contributions made on behalf of veterans returning to employment that are required by the Uniformed Services Employment and Reemployment Rights Act of 1994 are credited for the purpose of this Article to the Limitation Year to which they relate, not the Limitation Year in which they were paid.

(C) Excess Annual Additions

If, as a result of the allocation of Forfeitures, a reasonable error in estimation a Participant's compensation, a reasonable error in determining the amount of Elective Deferrals that may be made by an individual under the limits on Annual Additions, or because of other facts and circumstances which the Commissioner of the Internal Revenue Service finds justifies the availability of the rules under Treasury Regulation Section 1.415-6(b)(6), the Annual Additions under this Plan for a particular Participant would cause the limitations of Code
Section 415 applicable to that Participant for the Limitation Year in question to be exceeded, the excess amounts shall not be deemed Annual Additions in that Limitation Year if the following procedures are followed for that Limitation
Year:

     (i) Elective Deferrals withheld by the Employer and not yet paid over to the Trust Fund shall be paid over to the Participant in which event Employer Matching Contributions shall not be made with regard to those amounts.

     (ii) If an excess still exists, Elective Deferrals shall be returned to the Participant. Earnings to be returned to the Participant, if any, shall be computed as provided in the regulations.

     (iii) If an excess still exists, the excess amount will be used to reduce Employer Contributions for the Participant in the next and succeeding Limitation Years. If the Participant was not covered by the Plan at the end of the Limitation Year, the Excess will be applied to reduce Employer Contributions for all remaining Participants in the next and succeeding Limitation Years.

     (iv) The excess amounts shall be held unallocated in a suspense account. If a suspense account is in existence form a prior Limitation Year, all amounts in the suspense account must be allocated to the Participant's Accounts in succeeding Plan Years before any Employer contributions and Employee contributions, which would constitute Annual Additions, may be made to the Plan for that Plan Year for that Participant. At the discretion of the Employer, investment gains or investment losses shall be allocated to the suspense account.

                                    ARTICLE X

                              PARTICIPANT ACCOUNTS

Section 1 Establishment of Individual Participant Accounts

The Employer or its designee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant. The records shall be in a form of individual Accounts and shall be adjusted in the manner described in this Article.

At the discretion of the Employer, the following separate Accounts may be established and maintained on behalf of each Participant.

(A) A separate Participant's Elective Deferral Account credited with Elective Deferrals and net earnings, with, if necessary, a separate subaccount for Catch-Up Contributions.

(B) A separate Participant's Employer Matching Contributions Account credited with Employer Matching Contributions and net earnings.

(C) A separate Eligible Participant's Employer Nonmatching Contributions Account credited with Employer Nonmatching Contributions and net earnings (with a separate Account for each type of Employer Nonmatching Contributions allocated pursuant to each of the subsections of Section 3 of Article VII for any Eligible Participants who have more than one type of Employer Nonmatching Contribution).

(D) A separate Eligible Participant's Qualified Nonelective Contributions Account credited with Qualified Nonelective Contribution and net earnings.

(E) A separate Participant's or Employee's Rollover Contribution Account credited with rollover contributions and net earnings pursuant to Section 2 below.

(F) A separate Participant's Employee After-Tax Contribution Account credited with Employee After-Tax Contributions made prior to January 1, 1999 (January 1, 2000 for Participants at Belden Communications and January 1, 2005 for Participants of the CDT Retirement Savings Plan) and net earnings. The Employee After-Tax Contribution Account shall be treated as a separate Code Section 72(e)(8) contract, and any distributions (or portions of distributions) of Employee After-Tax Contributions or net earnings on those contributions shall be treated as distributed from this contract.

In Addition, the Employer may establish a set of Accounts for Alternate Payees pursuant to a Qualified Domestic Relations Order.

Section 2 Rollover Contribution Account

With the permission of the Employer, the trustee may accept, other than employee after-tax contributions, amounts deemed to be rollovers from another plan or trust qualified under Code Sections 401(a) and 501(a) on behalf of an Employee or Participant. The amounts may be accepted through a rollover Individual Retirement Account known as a conduit IRA, a qualified distribution made directly to a Participant, or a direct rollover transferred from another plan's trustee pursuant to Code Section 401(a) (31). Any amounts to be transferred must be acceptable to the Trustee and must not in the opinion of the Employer endanger the tax qualification of the Plan or Trust Fund. The amounts may be commingled with other assets of the Trust Fund.

If the Company reasonably concluded that an amount could be accepted as a rollover contribution without endangering the qualification of the Plan or Trust Fund but later determines that the amount should not have been accepted as a rollover contributions, the improper amount must be distributed as soon as administratively feasible.

Section 3 Adjustment of Participant Accounts

As of each Valuation Date, the Employer or its designee shall adjust the Accounts of each Participant to reflect net income as well as net realized and net unrealized appreciation in the market value of each Investment Fund for the period then ended. All assets shall be valued in accordance with their then fair market value. The Employer retains discretion to modify on a nondiscriminatory basis the mechanical procedures for allocating investment experience among Participants' Accounts.

Section 4 Adjustment of Accounts for Terminated Participants

(A) Accounts Which Have Not Experienced Distributions

If a Participant does not receive a distribution of the Participant's total vested Accounts at the Participant's prior termination of employment in accordance with Article XIV and the Participant is reemployed prior to 5 consecutive one-year Breaks in Service, any nonvested Account(s) shall be reinstated and adjusted in accordance with regulations prescribed by the Secretary of Treasury.

(B) Accounts Which Have Experienced Distributions

If a Participant elected to receive a distribution of the Participant's total vested Accounts at the Participant's prior termination of employment in accordance with Article XIV and the Participant is reemployed, the Participant's nonvested Account(s), if reinstated pursuant to Article XV, shall not be adjusted by any later gains or losses which occur during the period of absence.

Section 5 Forfeiture Amounts

Upon a forfeiture event pursuant to Article XIV, Forfeitures shall be used as provided in Section 4 of Article VII.

Section 6 Records and Reports

The Employer or its designee will keep records of Accounts and will submit to the Employer and Participants not less than annually a report of transactions and activities. Copies of all reports not distributed to Participants will be available for inspection at the principal office of the Employer and at other places as the Employer may specify.

                                   ARTICLE XI

                         PARTICIPANT INVESTMENT ELECTION

Section 1 Initial Elections

As authorized in Article XVI, each Participant shall designate one or more of the Investment Funds into which future contributions shall be made on behalf of the Participant. The investment election shall be made in multiples of whole percentages.

Section 2 Change of Investment Election

A Participant may change an investment election of future contributions daily. The requested changes will be reflected with the next payroll deduction. This
Section is subject to the restrictions in Section 5 and 6 of this Article and
Section 2 of Article XVI. This Section 2 applies to Participants at Belden Communications on and after January 1, 2000.

Prior to October 1, 1999, a Participant may change an investment election of future contributions as of the first day of any calendar month in multiples of whole percentages by making the election by the 25th of the prior calendar month. This Section is subject to the restrictions in Section 5 and 6 of this Article and Section 2 of Article XVI.

Section 3 Reallocation of Existing Account Balances

A Participant may elect to transfer all or a portion of the Participant's existing Account balances on a daily basis in multiples of whole percentages. Transfers that are requested after 4:00 p.m. will be honored as of the next Valuation Date. This Section is subject to the restrictions in Sections 5, 6 and 7 of this Article and Section 2 of Article XVI.

Prior to October 1, 1999, a Participant may reallocate existing Account balances as of the next Valuation Date (after investment gains or losses are allocated) in multiples of whole percentages by making the election by the 25th of any calendar month. This Section is subject to the restrictions in Sections 5 and 6 of this Article and Section 2 of Article XVI.

Prior to October 1, 1999, the Employer may decide on a nondiscriminatory basis to execute these reallocations by performing an estimated reallocation on or about the first business day after the Valuation Date and then performing a final adjustment reallocation as soon as administratively feasible after the recordkeeping valuation for that Valuation Date is completed.

To protect the rate of return of assets invested in an Investment Fund that primarily invests in insurance or bank investment contracts, the Employer may prohibit reallocations that transfer assets from this Investment Fund into other funds specified by the Employer.

Section 4 Duration of Investment Election

The new investment election thereby specified shall remain in effect until a subsequent investment election is made. A reallocation of existing Account balances will not be repeated unless a Participant elects another reallocation.

Section 5 Investment of Employer Matching Contributions Account

Regardless of the Participant's election pursuant to the other sections in this Article, all of the Employer Matching Contributions Account will be invested in the Belden CDT Stock Fund (effective January 11, 2000 for Participants of Belden Communications Company and effective January 1, 2005 for former CDT Retirement Savings Plan participants).

A Participant may transfer all or a portion of the Participant's Company Matching Contributions Account into the Belden CDT Stock Fund or out of the Belden CDT Stock Fund to other Investment Funds as of any Valuation Date in multiples of whole percentages. Transfers that include the sale of Belden CDT Stock which are requested by 4:00 p.m. on any business day will be completed within 2 to 3 business days, if the transfer does not include a sale of Belden CDT Stock, the request should be completed within 1 to 2 business days. (There is a transaction charge for the purchase or sale of Belden CDT Stock.)

This section is subject to the restrictions in Section 7 of this Article and
Section 2 of Article XVI. In addition, the Company may restrict reallocations among investment funds and other transactions by Participants who are directors, officers, or beneficial owners of 10 percent of the Company to the extent that the Company reasonably believes restrictions are necessary to comply with the Securities Exchange Act of 1934, as amended and any regulations issued pursuant to that act.

Prior to January 1, 2004, a Participant may transfer all or a portion of the Participant's Company Matching Contributions Account invested in the Belden Stock Fund to other Investment Funds as of any Valuation Date. This transfer is executed using procedures similar to those specified in Section 3 of this Article. Additional restrictions on the timing of this election apply to officers of the Employer required to comply with Section 16 of the Securities Exchange Act of 1934 (as amended) and regulations issued thereunder.

Prior to March 1, 2002, a Participant may transfer all or a portion of the Participant's Company Matching Contributions Account as of any Valuation Date on or after the Participant reaches age

55. This transfer is executed using procedures similar to those specified in
Section 3 of this Article. Additional restrictions on the timing of this election apply to officers of the Employer required to comply with Section 16 of the Securities Exchange Act of 1934 (as amended) and regulations issued thereunder.

Section 6 Investment of Employer Nonmatching Contributions Account

Regardless of the Participant's elections pursuant to the other sections in this Article, all of the Hourly Pension Contributions Account and Retiree Medical Credits Accounts will be invested by the Trustee as directed by the Employer.

Section 7 Restrictions on Excessive Transfers

The Company or the manager of an Investment Fund may restrict trades for (i) specified Participants' Accounts if those Participants have engaged in Investment Fund exchanges whose volume, timing, and frequency suggest that the Participant may be substantially motivated by short-term market timing or that may increase the percentage of an Investment Fund that is held in highly liquid instruments, provided that any such restrictions are consistently applied to similarly situated Participants and any affected Participants are notified as soon as feasible of these restrictions, or (ii) all Participants as the Company considers necessary to discourage short-term market timing and to minimize the percentage of an Investment Fund that is held in highly liquid instruments.

Section 8 Miscellaneous

Any contributions received for a Participant for which the Participant has not made an investment election or which is not governed by any prior section of
Article XI shall be invested by the Trustee as directed by the Employer.

                                   ARTICLE XII

                                      LOANS

Section 1 Standards for Granting Loans

(A) Eligible Loan Applicants

Loans are available to Plan Participants on a reasonably equivalent basis and must be made without regard to a Participant's race, color, religion, sex, age or national origin. Loans may be made to Plan fiduciaries on the same terms as they are made available to other Participants.

Participants who are employees of the Employer are eligible for loans. Additionally, Participants who are not currently employees of the Employer are eligible for loans if they are "parties in interest" as that term is defined in
Section 3(14) of ERISA.

(B) Maximum Loan Amount

The amount of a loan is limited to the lesser of (i) 1/2 of the Participant's vested Account balances (excluding the Hourly Pension Contributions and Retiree Medical Credits Accounts) determined as of the most recently completed valuation minus the outstanding balance of all other loans or (ii) $50,000 reduced by the highest outstanding balance of the Participant's previous loans from the Plan during the 1-year period ending on the day before the effective date of the new loan

For the purpose of computing the above amounts, all loans from all plans of all Affiliated Employers are treated as if made under this Plan.

(C) Minimum Loan Amount; Increments

The minimum loan amount is $1,000. Prior January 1, 2005, Loans were made in $100 increments.

(D) Loan Purpose

Loans may be made for any lawful purpose of the Participant. The Participant must intend to repay the loan.

(E) Persons Administering Loan Program

The Trustee may invest Plan assets to establish the loan program. The Employer administers the loan program.

(F) Basis for Denial

The Employer may deny a loan application for any of the following reasons.

     (i) The Employer believes that the transaction does not meet the standards and eligibility requirements expressed in this Article.

     (ii) The Employer believes that the proposed loan would be inconsistent with the basic fiduciary rules governing Plan assets.

     (iii) The Employer decides to suspend for any period the making of loans.

Decisions by the Employer regarding loan applications shall be final and shall be timely communicated to the Participant. The loan standards must be met as of the date a loan is granted, renewed, or modified.

Section 2 Terms of the Loan

Each loan will be evidenced by a promissory note containing the following terms.

(A) Security

The loan must be secured by 1/2 of the value of the Participant's vested Account balances. This is the same portion of the Accounts from which the Participant is borrowing funds.

(B) Interest Rate

For new loans effective on or after January 1, 2000, the interest rate shall be the prime rate as published in the Wall Street Journal on the first business day following the October 31 of the prior calendar year.

For new loans effective on or after March 1, 1999 but before January 1, 2000, the interest rate will be the prime rate as published in the Wall Street Journal on January 4, 1999 (7.75%).

For loans effective prior to March 1, 1999, the loan will bear a reasonable rate of interest. The Employer will determine the appropriate interest rate annually, unless the Employer believes the interest rate must be revised during the year to comply with Department of Labor regulations. The interest rate will be fixed and will not be adjusted during the term of the loan (until a renewal or modification of the loan).

To comply with the Soldiers and Sailors Civil Relief Act of 1940 as amended, during the period beginning as soon as administratively feasible after the Company learns that a Participant is actively in the U.S. military service and ending as soon as administratively feasible after the Company learns that the Participant no longer is actively in the U.S. military service, the loan's interest rate may not be greater than the original interest rate or 6%.

(C) Amortization

The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loans, other than for the purchase of a principal residence may be amortized up to a maximum of 5 years. The loan must be repaid within 5 years.

If the loan is to be used for the purchase of a principal residence, the loan may be amortized up to a maximum of 10 years. The loan must be repaid within 10 years.

Prior to January 1, 1998 - The loan must be repaid with interest in level amortized payments made quarterly or on a more frequent basis. Loan may be amortized for 1, 2, 3, 4, or 5 years. The loan must be repaid within 5 years.

(D) Date of Loan

The loan funds will be advanced to the Participant as soon as administratively feasible after approval of the Participant's loan application and after all applicable funds are liquidated. Loan applications will be processed daily.

Prior to October 1, 1999, the loan funds will be mailed to the Participant during the first half of the month after the Participant applied for a loan.

(E) Acceleration of Loan Upon Termination

The outstanding loan amount will be due immediately if the Participant experiences a termination of employment with the Employer or otherwise becomes no longer eligible for a loan with the exception of:

     (i)  Participants who are laid off or disabled,

     (ii) Employees at the Clinton, Arkansas or Carmel, Indiana Facilities on April 30, 1999 whose loans shall be extended until the earlier of the distribution of their remaining Accounts or July 1, 1999.

Section 3 Loan Application Procedure

Participants interested in applying for loans from their vested Account balances in the Plan should apply for a loan through the telephone voice response system or a Participant website. Loan papers, a promissory note and a check will be mailed to the Participant.

Prior to October 1, 1999, Participants interested in applying for loans from their vested Account balances in the Plan should apply for a loan by obtaining the Employer's application form through the telephone voice response system no later than the 15th of any month. Loan applications must be submitted in writing to the Employer and must be postmarked no later than the 19th of any month.

The Employer may require on a uniform basis each Participant applying for a loan to submit a reasonable loan application fee or administrative fee or that the Participant's Accounts be charged this fee.

No more than one loan may be outstanding to a Participant from the Plan at any time.

Section 4 Loan Repayment

If the Participant is employed by the Employer, the loan must be repaid by amounts deducted from the Participant's payroll check. Payroll deductions will begin the first administratively feasible payroll after the issuance of the loan check.

Prior to October 1, 1999, if the Participant is employed by the Employer, the loan must be repaid by amounts deducted from the Participant's payroll check, beginning the month after the month in which the Participant receives the loan amount. The Participant shall complete a form supplied by the Employer authorizing these deductions.

If the Participant does not receive a payroll check from the Employer sufficient for deducting a payment, the Participant must make the payment directly to the Employer. (Trustee prior to October 1, 1999) on or before the date payment is due. The Employer will forward the payment to the Trustee. The Employer may require Participants who repay their loans by check to pay a check handling and processing fee to compensate the Plan for estimated time and expenses incurred in excess of those incurred for repayment by payroll check deduction. The Employer may also provide, on a nondiscriminatory basis, that loan repayments not be permitted or required during the first 12 months of an unpaid leave of absence, as permitted by proposed or final regulations.

During the period beginning as soon as administratively feasible, after arrangements have been made by the Participant with the Plan Administrator, that a Participant is actively in the U.S. military service and ending as soon as administratively feasible after the Company learns that the Participant no longer is actively in the U.S. military service, the loan repayments may be suspended. The balance of the loan at the time of the suspension will accrue interest at the rate for a Participant in active U.S. Military Service in
Section 2(B) above. Upon the Participant's return to work the interest rate on the Participant's loan will return to the original rate and repayments will be adjusted so the loan with interest is paid within the same total number of repayments that were scheduled on the Participants original application. A Participant may continue to make loan repayments directly to the Employer.

A Participant may repay the full outstanding loan balance including accrued but unpaid interest without penalty at any time.

Prior to October 1, 1999, a Participant may repay the full outstanding loan balance including accrued by unpaid interest without penalty as of the last day of any month.

Section 5 Loans as Plan Investments

(A) Accounting

On the date of a Participant's loan, the amount of the loan shall be taken from the Participant's Investment Funds and segregated into a separate investment account known as the Participant's Loan account. This amount then is exchanged for the promissory note. As of any Valuation Date, the Participant's Loan account shall be equal to the outstanding principal loan balance payable on the promissory note.

(B) Order of Withdrawal

The loan amount is taken from Accounts in the following order: Elective Deferrals Account, rollover Account, Employer After-Tax Contribution Account, from any other Accounts (other than the Company Matching Contributions Account), lastly from the Company Matching Contributions Account. Within each Account, the loan amount is taken first from the Investment Funds pro rata other than the Belden CDT Stock Fund, and second from the Belden CDT Stock Fund.

(C) Loan Fund

Notwithstanding the Investment funds established pursuant to Article XVI, there shall be established a Loan Fund to accept the Promissory Note executed by the Participant to evidence the debt created. This Loan Fund will receive the interest and principal payments as paid. As of each Valuation Date, these will be transferred to the Investment Funds currently accepting contributions pursuant to the Participant's current investment elections. If no investment elections exist, then the interest and principal payments shall be made to the Investment Fund as the Employer designates.

(D) Effect on QDRO's

An amount of an outstanding loan is officially included in a Participant's vested account balances. Participants who submit Qualified Domestic Relations Orders to the Plan should consider their obligations to repay these loans as they decide how to allocate their Account balances between themselves and Alternate Payees. If an Alternate Payee will become liable for the repayment of all or part of the outstanding loan balance, this will be treated as a loan modification.

(E) Promissory Notes are Plan Assets

Because the promissory notes evidencing loans are assets of the Plan, they must be held by the Trustee or designee of the Trustee, unless an ancillary Trustee, Investment Fund Manager, or other lawfully designated fiduciary is named for the limited purpose of holding the notes. The Trustee, pursuant to the Trust Agreement, has directed the Employer to act as custodian with respect to promissory notes, mortgages and related documents in connection with Plan loans. To the extent required by ERISA, a fiduciary bond must cover the holder of the notes.

Section 6 Default

A loan will be considered in default and the outstanding loan amount is due immediately if one or more payments are made more than 90 days late. If a payment is made late, but not more than 90 days late, the loan will not be in default. The Employer may establish and collect late fees for late payments in an amount considered reasonable by commercial lending institutions, and failure to timely pay these fees will be considered a default of the entire loan, Additionally, a loan will be considered in default if it is accelerated under
Section 2(E) of this Article.

The Company may also suspend the obligation to repay loans during any leave of absence or other period for which loan payments do not have to be made as permitted by Code Section 414(u) or Code Section 72(p) and final or proposed regulations issued thereunder without the loan being treated as a taxable distribution or tax purposes. Any such suspension shall be made on a uniform basis to all similarly situated Participants.

If the portion of the Participant's vested Account balances securing the loan is or becomes insufficient to protect the Plan from a loss of principal or interest, the Employer will enforce its security interest as soon as practicable after default (while maintaining the Plan's qualified status). However, if the security is adequate, it is within the Employer's discretion whether it is prudent to enforce the security interest as soon as practicable, to delay this enforcement, or to accept late payments after a default occurs.

                                  ARTICLE XIII

                 WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

Section 1 After-Tax Contribution Account Withdrawals

A Participant who is an Employee may elect no more than twice in a twelve month period to withdraw all or a portion of the Participant's After-Tax Contribution Account determined as of the application date. Payment will be made as soon as it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawal shall be determined by the Company.

Section 2 Rollover Contribution Account Withdrawals

A Participant who is an Employee may elect no more than twice in a twelve month period to withdraw all or a portion of the Participant's Rollover Contribution Account determined as of the application date. Payment will be made as soon as it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawal shall be determined by the Company.

Section 3 Hardship Withdrawals

A Participant who is an Employee may request the administrative forms to receive a hardship withdrawal from the Participant's Account by calling the telephone response system. The written application and administrative forms must be completed and returned within 45 days of the issuance of the forms. Once approved, the Employer will direct the Trustee to distribute all or any portion of the Participant's Account Balance. The Participant must meet the conditions specified in subsections (A), (B) and (C) below.

The amount available for hardship withdrawals is all or any portion of the Participant's Elective Deferrals (but no more than the value of the Elective Deferrals Account), the Employee After-Tax Contribution Account and the Rollover Contribution Account. Plus the amount transferred from the following plans:

     (i) Participants with ICI balances may receive hardship withdrawals of amounts attributable to 401(k) contributions, matching contributions, profit sharing contributions plus earnings and rollover amounts plus earnings, as reported by the previous record keeper as the amount available for hardship withdrawals less withdrawals made since the assets transferred to this Plan.

     (ii) Participants with CDT balances may receive hardship withdrawals of amounts attributable to 401(k) contributions, matching contributions, and discretionary contributions plus earnings, as reported by the previous record keeper as the amount available for hardship withdrawals less withdrawals made since the assets transferred to this Plan.

     (iii) Participants who participated under the AEC Retirement Savings Plan may also request a hardship withdrawal of the Participant's 401(k) balance as of December 31, 1988 plus elective deferrals made after December 31, 1988 less any withdrawals taken after December 31, 1988 and from their prior plan account balance under the AEC Retirement Savings Plan less any withdrawals taken since the assets transferred to this Plan.

Withdrawals under this Section are processed daily and will be paid as soon as administratively feasible. Withdrawals are available for all Participants except for Employees employed at the Clinton, Arkansas and the Carmel, Indiana facilities for withdrawals requested after May 7, 1999.

Prior to October 1, 1999, upon the written application of a Participant who is an Employee, the Employer will direct the Trustee to distribute all or any portion of the Participant's Account Balance as of December 31, 1988 plus contributions credited to the Participant's Account allocable to the Elective Deferrals, the Employee After-Tax Contribution Account, and the Rollover Contribution Account made after December 31, 1988 (Participants with ICI balances include 401(k) contributions, profit sharing contributions plus earnings, and rollover amounts plus earnings in the amount available for hardship withdrawals) less any withdrawals taken after December 31, 1988 if the following conditions are met. Withdrawals under this Section are made twice each month for all Participants.

(A) The Participant needs the withdrawal for an immediate and heavy financial need, based on all relevant facts and circumstances. A financial need may be immediate and heavy even if it was reasonably foreseeable or voluntarily incurred by the Employee. The following events are deemed immediate and heavy financial needs, even if they might not meet the above requirements of this subsection (A).

     (i) Medical expenses for the Participant's immediate family if the expenses are previously incurred or necessary to obtain medical care.

     (ii) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments).

     (iii) Tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant's immediate family.

     (iv) Payments necessary to prevent eviction from or foreclosure on the Participant's principal residence.

     (v)  Payments for funeral expenses for the participant's immediate family

     (vi) To avoid certain bankruptcy situations.

     (vii) Other needs announced by the appropriate governmental authority in a document of general applicability to constitute immediate and heavy needs.

(B) The amount of the distribution does not exceed the amount needed to satisfy the Participant's need. The amount may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. To satisfy this paragraph the Participant must represent in writing and the Employer must not have actual knowledge to the contrary that the need cannot be reasonably relieved in one or more of the following ways.

     (i)  Through reimbursement or compensation by insurance or otherwise.

     (ii) By liquidation of the Participant's assets.

     (iii) By cessation of Elective Deferrals under this Plan.

     (iv) By taking After-Tax Contribution Account and/or Rollover Contribution Account Withdrawal(s) available under Section 1 of this Article XIII.

     (v) By other distributions, withdrawals, or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

(C) The minimum amount withdrawn must be the lesser of $500 or the total amount available under the second paragraph of this Section 3.

Section 4 Other Withdrawals of Elective Deferrals

Effective on or before December 31, 2001, all of a Participant's Accounts may be distributed (i) on the disposition of substantially all of the assets of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the corporation acquiring the assets, or
(ii) on the disposition of a subsidiary of the Employer if the transferor corporation continues to maintain the Plan and the Participant continues employment with the subsidiary.

Section 5 Post Age 59-1/2 Withdrawal

A Participant who is an Employee and who has attained the age of 59 1/2 may elect to withdraw all or a portion of the Participant's vested Accounts, including those amounts attributable to Employer hourly contributions, determined as of the application date. Payment will be made as soon as it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawal shall be determined by the Employer.

Prior to October 1, 1999, a Participant who is an Employee and who has attained the age of 59 1/2 may elect in writing no more than once per calendar year to withdraw all or a portion (prior to 1/1/98 minimum $500 per withdrawal) of the Participant's vested Accounts, including those amounts attributable to Employer hourly contributions, determined as of a Valuation Date following the date after making written application to the Employer (or if the application is mailed, the date of the postmark). Payment will be made after the first Valuation Date in which it is administratively feasible to process the withdrawal. Payment shall be made in a single sum. The order of the withdrawals shall be determined by the Employer.

Section 6 Direct Rollovers of Withdrawals; Payment in Cash or Shares

Withdrawals are subject to the provisions of Section 6 of Article XIV. However,, any withdrawals permitted under the Plan under Section 3 of this Article are not subject to Section 6 of Article XIV. Withdrawals are also subject to the provisions of Section 1 of Article XIV.

All distributions shall be paid in cash, including whole shares of stock from the Belden CDT Stock Fund unless the recipient elects to receive payment in shares of Belden CDT Stock.

                                   ARTICLE XIV

                            DISBURSEMENT OF BENEFITS

Section 1 General

The Plan will distribute a Participant's Accounts only as authorized in this Article or the preceding Article.

(A) Value of Distributions

All distributions will be valued as of the Valuation Date on or next following when the Employer receives the Participant's distribution request and rollover election. No earnings will be computed for the period since that Valuation Date. However, the Trustee, or its delegate, may in its sole discretion adjust the value of the Accounts to reflect rapidly fluctuating increases or decreases in the value of the Trust (or any Investment Funds) since that Valuation Date.

Prior to October 1, 1999, all distributions will be valued as of the Valuation Date on or next following when the Employer receives the Participant's distribution request and rollover election, except that a distribution request and rollover election received shortly after a Valuation Date but postmarked on or before the Valuation Date will be valued as of that Valuation Date. No earnings will be computed for the period since that Valuation Date. However, the Trustee may in its sole discretion adjust the value of the Accounts to reflect rapidly fluctuating increases or decreases in the value of the Trust (or any Investment Funds) since that Valuation Date.

(B) Distribution in Cash or Shares

All distributions shall be paid in cash, including whole shares of Belden CDT Stock unless the recipient elects to receive his shares in the Belden CDT Stock Fund in shares of Belden CDT Stock.

(C) Termination of Employment

The phrase "termination of employment" as used in this Article shall be interpreted to refer to a "separation from service" for distributions on or before December 31, 2001 and a "severance from employment" for distributions after December 31, 2001 as those phrases are used in Code Section
401(k)(2)(B)(i)(I) (subject to sunset provision P.L. 107-16.901). Related phrases, for example "terminated Participant" and "terminates employment," shall be similarly interpreted.

Section 2 Retirement

(A) Retirement Dates

Retirement Date shall mean any of the following.

     (i) The Normal Retirement Date of a Participant shall be the date the Participant attained age 65 and terminated employment.

     (ii) The Late Retirement Date of a Participant who remains employed after Normal Retirement Date shall be the date the Participant terminated employment.

     (iii) The Early Retirement Date of a Participant shall be the later of the date the Participant attained age 55 and the date the Participant terminated employment.

     (iv) The Disability Retirement Date of a Participant shall be the date the Participant is determined to have a Permanent and Total Disability.

(B) Full Vesting

Upon the attainment of Normal Retirement Date, Late Retirement Date, or Disability Retirement Date, a Participant's Accounts shall be 100% vested, except that termination of employment is not required.

(C) Payment of Retirement Benefits

In the event of the Normal or Late Retirement Date of a Participant, a Participant may elect to receive, in accordance with Section 5 of this Article, the full value of the Participant's Accounts. The Participant's Accounts shall be distributed at the Participant's discretion as of any Valuation Date following the Participant's retirement date, but not earlier than as of the next Valuation Date. In no event, however, may a Participant who is no longer an Employee delay the receipt of any Account balances after the Participant attained or would have attained age 70 1/2.

(D) Early Commencement

Upon reaching age 55, a retiring Participant or a deferred vested Participant may transfer his vested account balance to the Belden CDT Inc. Pension Plan and receive an annuity from that plan.

Section 3 Death

If a Participant dies while employed by the Employer, the Participant's Accounts shall be 100% vested. Upon the death of a Participant, the Employer shall direct the Trustee to distribute after 90 days from the date of the Participant's death the full value of the Participant's Accounts to the designated Beneficiary as indicated in Article II, except:

     (i) if the Beneficiary is the Participant's surviving Spouse, the Spouse may elect to delay payment until the time the Participant would have been required to receive payment if the Participant had not died and may then choose any form of benefit under Section 5 of this Article that the Participant would have been eligible for, or could have delayed payment to be eligible for had the Participant not died, and

     (ii) if the vested value of the benefit is not more than $5,000, such benefit shall be distributed in a lump sum payment without the consent of the Beneficiary. If the Beneficiary is the Spouse of the Participant, the direct rollover election as provided in Section 6 of this Article is required.

If a Participant dies after the Participant's employment is terminated, but while any balance remains in the Participant's Accounts, the balance shall be payable in accordance with this Section 3, but no additional amount shall become vested.

Section 4 Distributions Prior to Retirement and Death

(A) Before Termination of Employment

Distributions are permitted before termination of employment only to the extent provided in Articles XII and XIII and Sections 4(H) (effective January 1, 1999) and 7(B) of this Article XIV of this Plan.

(B) After Termination of Employment

A Participant shall be 100% vested in the value of the Participant's (i) Employee After-Tax Contribution Account, (ii) Elective Deferral Account, (iii) Qualified Nonelective contributions Account, (iv) Employer Matching Contributions Account, (v) Rollover Contribution Account, and (vi) Employer Contribution Accounts required to be fully vested by an Addendum.

The value of a Participant's Employer Contribution Account(s) containing hourly pension contributions or containing retiree medical credits shall be vested according to the following schedule.

Number of Years of Service   Vesting Percentage
--------------------------   ------------------
Less than 3                           0%
3 but less than 4                    33%
4 but less than 5                    67%
5 or more                           100%

Any participant of the Essex Junction facility who has earned an Hour of Service on or after October 11, 2004 is 100% vested in his Employer Contribution Account.

However, any Participant who has not earned an Hour of Service since the Effective Date shall have the Participant's vested percentage determined by the Plan's provisions in effect immediately before the Effective Date.

(C) Distribution of Vested Amounts

If a Participant elects to receive a distribution of the Participant's vested Accounts upon termination of employment for any reason other than retirement, death, or termination of the Plan, the vested portion of the Participant's Accounts will be distributed to the terminated Participant, in accordance with
Section 5 of this Article, no later than 60 days following the first available Valuation Date subsequent to the date of termination of Employment if the Participant's election is received prior to the first available Valuation Date.

(D) Nondistribution at Termination of Employment

If a Participant elects not to receive a distribution of the Participant's Accounts within 90 days after the Participant received a distribution request form and notice of tax consequences, the Participant may still elect to receive a distribution as of any Valuation Date by timely filing a distribution request form. In no event, however, may a Participant who is no longer an Employee delay the receipt of any Account balances after the Participant attained or would have attained age 70 1/2. If a Participant had not elected to receive a distribution at termination of employment, the Accounts shall be maintained by the Employer in accordance with Article X and the Accounts shall continue to be invested in their current Investment Funds or similar funds if the investment options are subsequently changed by the Company unless the Participant elects otherwise in accordance with Article XI.

Effective October 1, 1999, the Employer may charge on a uniform basis each Participant who chooses to leave his Account Balance in the Plan after termination of employment a reasonable administrative fee.

(E) Cash-Out

If a Participant's vested Account balance upon termination of employment for any reason other than death or termination of the Plan is not more than $5,000, the Company must direct the Trustee to distribute the vested Accounts in accordance with Subsection (C) of this Section. If the balance is zero, the distribution of the vested Accounts is deemed to occur. The Participant's consent or election is not required for this "cash-out" distribution except that the opportunity to make a direct rollover election as provided in Section 6 of this Article is required and if the vested Account balances then exceeds $5,000 as of the date of the distribution, then the Participant's consent is required.

Effective for Eligible Rollover Distributions made on or after March 28, 2005, if a distribution is made without the Participant's consent under this Subsection (E), the amount of the distribution is more than $1,000 but no more than 5,000 and the Participant (excluding Participants who have attained age 65, surviving spouses and Alternate Payees) does not affirmatively elect to receive the distribution in the form of cash or a direct rollover or a combination of the two forms, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement account (IRA) designated by the Plan Administrator.

(F) Forfeiture Event

The Participant's nonvested portion of Employer Contributions Account(s) shall be forfeited on the earlier of (i) the date the Participant received the distribution of the vested Employer contributions Account(s) or (ii) the date the Participant had incurred 5 consecutive one-year Breaks in Service.

(G) Transfer of Hourly Pension Contribution to Belden CDT Inc. Pension Plan

Participants, except those employed at the Franklin, North Carolina or Clinton, Arkansas facilities, with Hourly Pension Contributions may make a one-time election to transfer on December 31, 1998 that portion of their Employer Nonmatching Contributions Account attributable to hourly pension contributions to the Belden CDT Inc. Pension Plan from this Plan. Participants who do not elect to transfer this amount to the Belden CDT Inc. Pension Plan may instead make a one-time election, prior to December 31, 1998, to have the Employer use this account to purchase an annuity or they can leave this account in the Plan until such time as the Participant would otherwise begin to receive benefits under the Plan.

(H) Clinton, Arkansas and Carmel, Indiana locations after May 15, 1999

Due to the sale of the assets of the Clinton, Arkansas and Carmel, Indiana locations, Participants at these locations, with an Account Balance greater than or equal to $5,000, may elect to receive their benefit under the Plan, prior to their termination of employment with the purchasing company. The distribution shall be paid as a lump sum. Participants who elect to receive this distribution may receive the lump sum in one of the following forms:

(1)  taxable distribution payable to the Participant;

(2)  rollover to an IRA; or

(3)  rollover to the Volex Retirement Plan.

The Participant must elect to receive the distribution and the distribution must be paid no later than December 31, 2001. If a Participant does not receive his distribution on or before December 31, 2001, the Participant may not receive a distribution from the Plan until the Participant's termination of employment with the purchasing company.

Effective after December 31, 2001 (subject to sunset provision P.L. 107-16.901), a Participant of the Cord Division located at the Clinton Arkansas and Carmel Indiana facilities who continues employment with the purchasing company shall be a terminated employee of the Employer for purposes of this Plan and may elect to receive any distribution for which he is otherwise eligible.

Section 5 Forms of Payment

(A) General Forms of Payment

If a Participant's termination of employment is before reaching a retirement date defined in Section 2(A) of this Article and the Participant does not elect to defer payment until the Participant attains age 55, the Participant may elect that his Account balance be distributed in two parts as a percent or in a dollar amount between:

(1)  a lump sum, or

(2) leave in the plan (the remaining Account balance after the distribution must be at least $5,000).

The election must equal the total value of the Participant's Account.

Upon a Participant's retirement, or if the Participant has terminated employment and attained age 55, the Participant may elect that his Account balance be distributed in two parts as a percent or in a dollar amount between:

(1)  a lump sum,

(2) leave in the plan (the remaining Account balance after the distribution must be at least $5,000), or

(3) transfer (except the portion of the Participant's Account representing Employee After-Tax Contributions which are paid to the Participant in the form of a single lump sum) to the Belden CDT Inc. Pension Plan payable in accordance with the terms of that plan (minimum amount to transfer is $5,000).

The election must equal the total value of the Participant's Account.

(B) Annuity Options from the Belden CDT Pension Plan

If a Participant who has attained age 55, has terminated employment and is not married elects payment in the form of an annuity, the annuity shall be in the form of a life-only annuity unless the Participant specifically elects another form of annuity on a form prescribed by the Company within ninety (90) days of the date such Participant's benefit is to commence under the Plan.

If a married Participant who has attained age 55 and has terminated employment, elects payment in the form of an annuity, the annuity shall be in the form of a 50% contingent annuity under which the Participant's Spouse is named as the contingent annuitant. A married Participant may waive payment in the form of a 50% contingent annuity and elect another form of annuity on a prescribed form within ninety (90) days of the date such Participant's benefit is to commence. Such waiver must be in writing and must be consented to by the Participant's Spouse. The Spouse's consent to a waiver must be witnessed by a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Company that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of an election deemed to be qualified, the designated Spouse. In addition, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time within the election period and before the commencement of benefits and the number of revocations shall not be limited. Any consent given by a Spouse under this Section shall be irrevocable.

Additional forms of annuity options for Participant's who have attained age 55 and have terminated employment, are the forms of payment in accordance with the terms of the Belden CDT Inc. Pension Plan except Alternative I: Straight Life Annuity Monthly Increasing is not available.

(C) Lump Sum Only for Mandatory Cash-Outs

If the vested portion of the Participant's Account(s) is as described under
Section 4(E), Cash-Out, such Account(s) shall be distributed in a lump sum payment without the consent of the Participant, except the direct rollover election as provided in Section 6 of this Article and the default election in
Section 4(E) is required.

Section 6 Direct Rollovers of Distributions

Prior to making any Eligible Rollover Distribution from this Plan, the Company shall provide notice to the individual about to receive the distribution of the right to elect a direct rollover and certain other tax information. The content and timing of this notice shall comply with Code Section 402(f) and regulations. The Company may also provide a form or other mechanism for the individual to elect whether to have all or part of the distribution paid directly to an Eligible Retirement Plan and to specify the plan to which the distribution is to be paid. If the individual so elects, the Company shall cause the distribution (or the portion designated by the individual) to be made in the form of a direct rollover transferred to the trustee (or IRA custodian or annuity contract issuer) of the specified Eligible Retirement Plan.

An Eligible Rollover Distribution may include Employee After-Tax Contributions. A direct rollover of such a distribution may be made to an individual retirement account described in Code Section 408(a) or a qualified trust described in Code
Section 401(a) if it is a defined contribution plan, not to other types of Eligible Retirement Plans. If a Participant makes a direct rollover of only a portion of his or her Eligible Rollover Distribution, the portion that is rolled over consists first of pre-tax amounts.

The Company may determine rules for processing direct rollovers as long as they comply with Code Section 401(a)(31) and regulations and they are applied on a consistent basis. In particular, the Company may determine the reasonable means of direct payment, reasonable election procedures, whether to process direct rollovers of distributions of $200 or less, and whether to allow an individual to make a direct rollover of less than $500 of only a portion of the distribution.


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

Section 7 Benefit Payment Deadlines

(A) Later of 65 or Termination

Notwithstanding any other provisions of the Plan, unless the Participant elects otherwise, the payment of benefits under this Plan shall begin not later than the 60th day after the close of the Plan Year in which (i) the Participant attains age 65 or (ii) the Participant terminates employment, provided that if, at that date the amount of the benefit cannot be ascertained, payment shall commence no later than the 60th day after the earliest date the amount of the benefit can be ascertained under the Plan. However, for the purpose of this
Section 7(A), the Participant's failure to elect a distribution shall be considered an election to not yet receive a distribution.

(B) Required Beginning Date

If a Participant is no longer employed or is a 5% owner as described under Code
Section 416(i), benefit payments must commence no later than the first day of April following the calendar year in which the individual attains age 70-1/2. The amount to be distributed each year will be determined by the Company in accordance with any proposed or final regulations issued under Code Section 401(a)(9), including any regulations regarding the incidental death benefit requirements.

Section 8 Distributions to Alternate Payees

If separate Accounts are created for an Alternate Payee pursuant to a court order that the Employer has accepted as a Qualified Domestic Relations Order, the vested portion of the Accounts shall be distributed to the Alternate Payee as of the Valuation Date on or next following the later of the date (i) the Employer accepts the order as a Qualified Domestic Relations Order, or (ii) the effective date of when funds are transferred into the Alternate Payee's Accounts. Except as provided in the Qualified Domestic Relations Order, this distribution shall be made without obtaining the Alternate Payee's consent, regardless of whether the portion of the Alternate Payee's Accounts is $5,000 or greater.


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                                   ARTICLE XV

                             EFFECT OF REEMPLOYMENT

Section 1 Effect of Reemployment Prior to Retirement

(A) Prior to a Break in Service

An Employee who terminates employment and subsequently performs an Hour of Service for the Employer prior to a Break in Service will, for the purpose of measuring service, be deemed not to have terminated employment for purposes of the Plan. The Employee shall be credited with Years of Service in accordance with the definition of that term in Article I. If the Employee was a Participant, the Employee will be eligible to make contributions again in accordance with Article IV immediately upon the Participant's resumption of employment. The Participant shall also have prior nonvested Employer Contributions Account(s), if any, as of the prior date of termination of employment fully restored first from Forfeitures and then from Employer Contributions made specifically for that purpose.

(B) After a Break in Service

     (i) Reemployment Within 5 Consecutive One-Year Breaks in Service

     If an Employee was a Participant and had a Break in Service and subsequently performs an Hour of Service for the Employer prior to 5 consecutive one-year Breaks in Service, the Employee will be eligible to make contributions again immediately upon the Participant's Reemployment Commencement Date and the Participant shall have Years of Service credited prior to the Break in Service reinstated.

     If a Participant was not 100% vested as of the Participant's prior date of termination of employment, the Participant shall have the nonvested Employer Contributions Account(s) as of the prior date of termination fully restored first from Forfeitures and then from Employer contributions made specifically for that purpose. If a Participant is reemployed prior to 5 consecutive one-year Breaks in Service by an Affiliated Employer in a category of employees excluded from the Plan, the employee shall be deemed to be a transferred employee and the provisions set forth in Article III shall apply. Any forfeitures restored to a rehired Employee's Account shall not be credited with any investment gains or losses from the Valuation Date used for the distribution or other forfeiture event under Article XIV
     Section 4(F) until the Valuation Date coincident with or next following the date the nonvested portion of the Accounts is restored.


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

     (ii) Reemployment After 5 Consecutive One Year Breaks in Service

     If an Employee was a Participant and had a Break in Service and subsequently performs an Hour of Service for the Employer after 5 consecutive one-year Breaks in Service, the Employee will be eligible to make contributions again as of any date on or after the Participant's Reemployment Commencement Date. On the date of the Participant's Reemployment Commencement Date, the Participant's Years of Service as of a prior date of termination of employment shall be reinstated if the Participant had vested rights in accordance with Article XIV as of a prior termination date. However, in no event shall a Participant who is reemployed after 5 consecutive one-year Breaks in Service have the nonvested Employer Contributions Account(s) restored.

     If a Participant is reemployed after 5 consecutive one-year Breaks in Service by an Affiliated Employer in a category of employees excluded from the Plan and if the employee had at prior termination of employment vested rights in accordance with Article XIV, the employee shall be deemed to be a transferred employee and Years of Service at the prior date of termination of employment shall be reinstated. In no event, however, shall the employee have any nonvested Employer Contributions Account(s) as of any prior termination restored.

     Any Forfeitures restored to a rehired Employee's Accounts shall not be credited with any investment gains or losses from the Valuation Date used for the distribution or other forfeiture event under Section 4(F) of
     Article XIV until the Valuation Date coincident with or next following the date the nonvested portion of the Accounts is restored.

Section 2 Effect of Reemployment After Retirement

A former Participant who received a benefit under Section 2 of Article XIV and is rehired may elect again to contribute under the Plan as of any date on or after the Participant's Reemployment Commencement Date.

A new set of Accounts will be established which will be credited only with the allocations resulting from the most recent period of employment.


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

                                   ARTICLE XVI

                                 THE TRUST FUND

Section 1 Trust Agreement

The Company shall execute a Trust Agreement with a Trustee or Trustees to manage and operate the Trust Fund and to receive, hold, and disburse the corpus of the Trust fund as may be necessary to carry out the provisions of the Plan.

The Trust Agreement shall provide for designation of the fiduciary or fiduciaries of the Plan that shall have discretion as to the securities in which the Trust Fund shall be invested or reinvested, provided that the investments shall be limited to those which are legal investments under ERISA, which investment fiduciaries may include one or more Investment Managers as defined in ERISA. The Trust Agreement shall include a provision for commingled investments of the trust Fund in a single joint trust fund with the assets of other qualified employee pension benefit plans maintained by the Company or by an Affiliated Company for the purpose of pooling investment experience.

The Company may from time to time change the Trustee then serving under the Trust Agreement for another Trustee. If a bank or trust company is designated as Trustee, the bank or trust company shall be a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate thereunder as trustee.

The Company may modify any Trust Agreement to accomplish the purposes of the Plan and the Company may remove any Trustee and appoint any successor or successors with or without cause. The Company shall provide the Trustee appropriate notice as agreed to in the trust agreement before removing the Trustee.

Section 2 Investment Funds

(A) The Company at its discretion may instruct the Trustee to establish one or more Investment Funds or prospectively modify the permissible investments or investment objectives of existing Investment Funds. The Investment Funds may include investment funds maintained by the Trustee. The Company may direct the Trustee to discontinue an Investment Fund or to continue an Investment Fund but cease accepting any additional contributions to the fund.

(B) The Investment Funds shall include the Belden CDT Stock Fund in which virtually all the fund's assets are invested in Belden CDT Stock. A minimal portion of the Belden CDT Stock


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

Fund may be invested in short-term fixed income investments and money market investments. Pursuant to the direction of the Company, the Trustee (or investment fund manager) is authorized to acquire, hold and dispose of Belden CDT Stock. As provided for in ERISA Section 404(a)(2), the fiduciary duty of diversifying plan investments is not violated by the establishment and maintenance of this Belden CDT Stock Fund. The Company may decide that this fund not hold contributions other than Employer Matching Contributions.

Contributions to the Belden CDT Stock Fund may be paid by contributing (i) newly issued shares of Belden CDT Stock, (ii) treasury shares of Belden CDT Stock, or
(iii) cash with the instruction to the Trustee to spend such cash to acquire Belden CDT Stock. Contributions to other Investment Funds must be paid in cash.

Participants who have shares of Belden CDT Stock in their Participant Accounts shall be named fiduciaries with respect to the voting of such shares and shall have the following rights and responsibilities.

     (i) Prior to each annual or special meeting of the shareholders of Belden CDT Inc., the Company shall direct the Trustee to furnish each Participant to whose Account shares of Belden CDT Stock are allocated a copy of the proxy solicitation material together with a form requesting confidential voting instructions with respect to the voting of such shares. The Company shall also direct the Trustee as to how to handle the voting of shares for which the Trustee does not receive instructions. The Company shall instruct the Trustee to vote shares on which instruction is received as directed by the Participants and shall vote shares on which no instruction is received in the same proportion as the shares on which instruction was received. Upon receipt of such instructions, the Company hereby directs the Trustee to then vote in person or by proxy such shares of Belden CDT Stock as so instructed.

     (ii) The Company shall direct the Trustee to furnish each Participant to whose Account shares of Belden CDT Stock are allocated notice of any tender or exchange offer for or a request or invitation for tenders or exchanges of Belden CDT Stock made to the Trustee. The Company also directs that the Trustee shall request from each such Participant instructions as to the tendering or exchanging of the shares of Belden CDT Stock allocated to the Participant's Account as well as to the tendering or exchanging of shares for which the Trustee does not receive instructions. The Company shall instruct the Trustee to vote shares on which instruction is received as directed by the Participants and shall vote shares on which no instruction is received in the same proportion as the shares on which instruction was received. The Company directs that the Trustee shall provide Participants with a reasonable period of time in which they may consider any such tender or exchange offer for or request or invitation for tenders or exchanges of Belden CDT Stock made to the Trustee. Within the time specified by the Trustee, as directed by the Company, the Trustee shall tender or exchange such shares as to which the Trustee has received instructions to tender or exchange.


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

     (iii) Instructions received from Participants by the Trustee regarding the voting, tendering, or exchanging of Belden CDT Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation, or lawful process.

(C) The Investment Fund that was primarily invested in stock of Cooper Industries, Inc. (i) did not accept any additional contributions or reallocations of existing account balances invested in other Investment Funds and (ii) was discontinued effective March 31, 1997. Participants were permitted to transfer assets out of this Investment Fund using procedures similar to those specified in Section 3 of Article XI.

Section 3 Investment of Funds

The Investment Funds provided under Section 2 of this Article will be established by the Trustee based on instructions from the Company, subject to the provisions of the Trust Agreement.

The Trustee may cause any part or all of the assets of the Trust Fund to be commingled with the funds of other qualified trusts, to the extent allowed by law, and invested in one or more collective investment funds. The Trust Fund assets so invested shall be subject to all of the terms of the declaration(s) of trust creating the collective investment fund(s), which shall constitute part of the Trust Agreement.

Section 4 Expenses

The Trust Fund shall pay all reasonable expenses of administering the Plan or the Trust Fund. However, the Employer may, at its own discretion, pay any of these expenses directly or reimburse the Trust Fund for the payment of any of these expenses. In addition, to the extent required by law for investments in Belden CDT Stock, the Employer must pay or reimburse the Trust for brokerage, commissions and transfer taxes on the purchase or sale of the Belden CDT Stock. Any expense paid for from the Trust Fund (or an Investment Fund within the Trust
Fund) shall reduce the net income for the Trust Fund (or the Investment Fund) as of the Valuation Date on or next following the date the expense was paid, unless the Company decides on a nondiscriminatory basis that a different mechanical procedure for allocating the expenses among Participants' Accounts is more appropriate.

Except as provided in the following Section, at no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries under the trust may any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan.


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

Section 5 Return of Contributions

Contributions by the Employer are conditioned on deductibility under Code
Section 404(a). The Employer will have no right, title or interest in the contributions made by it to the Trust Fund and no part of the Trust Fund will revert to the Employer.

However, if a contribution made by the Employer is disallowed as a tax deduction, the contribution will be returned to the Employer within 1 year of the date of disallowance and if a contribution by the Employer or the Participant in any calendar year is made by mistake of fact, the contribution will be returned to the Employer or the Participant within 1 year of payment of the contribution.


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

                                  ARTICLE XVII

                                 ADMINISTRATION

Section 1 Plan Administrator

The Company shall be the Plan Administrator for the purpose of complying with the reporting and disclosure requirements of ERISA, as well as other actions and duties specified by ERISA for the Plan Administrator. The Plan Administrator shall have all of the powers and authority as may be necessary to discharge its functions under the Plan, including, but not limited to the following:

(A) To adopt and prescribe policies and procedures to be followed by Employees in filing applications for participation and benefits and for the furnishing and verification of evidence and proofs necessary to establish a Participant's benefit under the Plan. Benefits under this Plan will be paid only if the Company decides in its discretion that the applicant is entitled to them.

(B) To develop procedures for the establishment and maintenance of records and Participant's Accounts as may be necessary to determine a Participant's interest under the Plan and from time to time appoint a recordkeeper.

(C) To make findings of facts and determinations as to the rights of any Participant applying for a retirement benefit and review claims in accordance with Section 4 of this Article and ERISA.

(D) To obtain from the Company and its affiliates, from the Trustee and from the Participants the information as shall be necessary for the proper administration of the Plan.

(E) To establish appropriate procedures for authorizing the Trustee to establish Investment Funds as set forth in Article XVI and to make benefit payments from the funds to persons entitled to benefits under the Plan.

(F) To establish procedures in accordance with law for determining whether a court order is a Qualified Domestic Relations Order.

(G) To interpret the Plan and to decide finally and conclusively in its sole discretion any questions that may arise in connection with the Plan.

(H) To provide Participants, the Secretary of Labor and the Secretary of the Treasury with information as is required to be furnished by ERISA with the appropriate officer or designee


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

authorized to sign any forms on behalf of the Plan Administrator.

(I) To handle direct rollovers of distributions as specified in Section 6 of
Article XIV.

(J) To decide whether a partial termination of the Plan has occurred, after considering the situation's facts and circumstances.

(K) To determine when Participants must be notified of any temporary suspension, limitation, or restriction of their ability to execute various transactions under this plan (including any notices required by ERISA Section 101(i)) and to determine the content and method of distribution of the notices.

(L) Except as needed to comply with other laws, to designate a fiduciary responsible for ensuring that information related to ownership of employer securities and voting, tender and similar rights is maintained in accordance with procedures which are designed to safeguard the information's confidentiality.

(M) If it is determined that there is a situation involving a potential for undue employer influence upon participants regarding their exercise of shareholder rights, to appoint an independent fiduciary (not affiliated with any plan sponsor) to carry out the duties in (L) above.

The Company may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties. The Company shall be a "named fiduciary" as that term is defined in Section 402(a)(2) of ERISA. The Company may:

(1) delegate and allocate any powers, authorities, or responsibilities for the operation and administration of the Plan, which are retained by it or granted to it by this Article, to the Corporate Compensation Committee or its designees, or the Trustee; and

(2) designate a person or persons other than itself to carry out any of such powers, authorities, or responsibilities; and

provided, however, that no powers, authorities, or responsibilities of the Trustee shall be subject to the provisions of paragraph (2) of this Section; and provided further, that an allocation or delegation affecting the Trustee first shall be accepted by the Trustee in writing, signed by it and delivered to the Company.

Any act authorized, permitted, or required to be taken by the Company under the Plan, which has not been delegated may be taken by a majority of the members of the Board of Directors of the Company, either by vote at a meeting, or in writing without a meeting. All notices, advice,


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

directions, certifications, approvals, and instructions required or authorized to be given by the Company under the Plan shall be in writing and signed by either:

(1)  a majority of the members of the Board of Directors of the Company;

(2) such member or members of the Board of Directors as may be designated by an instrument in writing, signed by all members of the Board, as having authority to execute such documents on its behalf; or

(3) a person who becomes authorized to act for the Company by the procedures previously described in this Section.

Subject to the claims review procedure as described in the Plan, any action taken by the Company, the Corporate Compensation Committee or its designees, which is authorized, permitted, or required under the Plan shall be final and binding upon the Company, each Employer and the Trustees, all persons who have or who claim an interest under the Plan, and all third parties dealing with any Trustee or the Company.

The Company, the Corporate Compensation Committee or its designees shall have the exclusive and discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits, to determine the amount and manner of payment of such benefits and to make any determinations, whether legal or factual, that are contemplated by (or permissible under) the terms of this Plan, and its decisions on such matters will be final and conclusive on all parties. Any such decision or determination shall be made in the absolute and unrestricted discretion of the Company, the Corporate Compensation Committee or its designees, even if (1) such discretion is not expressly called for by the Plan provisions in question, or (2) a determination is not expressly called for by the Plan provisions in question, and even though other Plan provisions expressly grant discretion or call for a determination. In the event of a review by a court, arbitrator or any other tribunal of any such decision or determination, any exercise of discretionary authority by the Company, the Corporate Compensation Committee or it designees shall not be disturbed unless it is clearly shown to be arbitrary and capricious.

Section 2 Submission of Requests

Unless a provision expressly states otherwise, if an Employee, Participant, or Beneficiary makes a request, the request must be filed with the Company or the third party administrator retained by the Company for the purpose of administering this Plan. As used in this Section, a request includes any agreement, election, designation, notification, or any other similar act taken by an Employee, Participant, or Beneficiary under this Plan.

The Company may require that the request be made (i) through a voice response touch-tone telephone system, or Internet website, or other interactive communication system, (ii) on a form


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

prepared by the Company, or (iii) by either of the preceding methods.

The Company may specify (and modify) the deadlines for submitting various types of requests, provided that the administrative deadlines are uniformly enforced. The Company may refuse to accept Participants' loan requests, withdrawal requests, elections to change the percentage of Elective Deferrals, investment elections, or requests to reallocate existing Account balances during any period in which it is not administratively feasible to complete those transactions due to administrative changes in the plan's procedures provided that this refusal is uniformly enforced, provided that any required notices to Participants be distributed as required by law.

Section 3 Limitation of Liability

The Company, the Board of Directors of the Company, the Corporate Compensation Committee and its designees, and the Company's officers will be entitled to rely upon all tables, certificates, and reports furnished by any recordkeeper, actuary, accountant, servicing organization, or the Trustee and upon the opinions given by any legal counsel, in each case duly selected by the Company.

Each fiduciary shall assume no obligation or responsibility with respect to any act or action required under the provisions of the Plan or Trust Agreement on the part of any other fiduciary unless the fiduciary knowingly participates in or undertakes to conceal a breach of duty committed by any other fiduciary. If any fiduciary has knowledge of any breach of duty by another fiduciary, the fiduciary must take reasonable steps under the circumstances then prevailing to remedy the breach.

The Participant must file any claim involving errors in the participant's contribution rate or investment elections with the Company in writing within one year of the date the Participant knew or should have known (based on information available on the Participant Website or through the toll-free number, quarterly statements or other information available to the Participant) that an error had been made.

Section 4 Claims Procedure

Any denial by the Company of any claim for benefits under the Plan shall be in writing and delivered or mailed to the Participant or Beneficiary. The notice to the Participant or Beneficiary shall set forth the specific reasons for the denial and shall be written in a manner calculated to be understood by a Participant or Beneficiary. The Company shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim including the opportunity, within 60 days after notice of the decision, to appeal in writing to the Company, appoint someone as representative in the


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

review process, and to review pertinent documents relating to the denial.

The Company's decision on appeal shall be final.

(B) Limitation on Court Action

Any suit brought to contest or set aside a decision of the Plan Administrator shall be filed in a court of competent jurisdiction within one year from the date of receipt of written notice of the Plan Administrator's final decision or from the date the appeal is deemed denied, if later. Service of legal process shall be made upon the Plan by service upon the agent for service of legal process, upon the Trustee, or upon the Plan Administrator at the respective addresses specified in the most recent summary plan description. The Plan Administrator may engage legal counsel to defend the Plan against lawsuits. Attorney fees (plaintiff's attorney's fees are limited to the statutory fee provided by ERISA) and other costs attendant to suit shall be borne by the Plan and shall be paid by the Trustee or Insurer upon the written direction of the Company. If the Company or Plan Administrator determines that it is in the best interest of the Plan to initiate legal action, then it may employ counsel to do so, and all expenses of suit shall be borne by the Plan as provided above. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan shall be commenced under Section 502(a)(1)(B) of ERISA, or under any other provision of law, whether or not statutory, until the claimant first shall have exhausted the claims and review procedures available to him hereunder.

Section 5 QDRO Procedure

As authorized by Section 1(F) of this Article, the following procedures apply unless modified by the Company.

Within 90 days after receiving any domestic relations order purporting to affect a Participant's Accounts in this Plan, the Company or its designee) shall determine whether the order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee. If the Company determines that the order does not constitute a Qualified Domestic Relations Order, then it shall explain why the order fails to be a Qualified Domestic Relations Order.

If the above action is not accomplished within 30 days after receiving any domestic relations order, then the Company shall first notify the same individuals that it received the order and that it will determine whether the order is a Qualified Domestic Relations Order within 90 days after the order was received.

Each Alternate Payee may designate a representative for receipt of copies of notices sent pursuant to this Section.


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

As soon as administratively feasible after receiving a domestic relations order, the Company may refuse to honor any loan, withdrawal, or distribution requests affecting the Participant's Accounts. This refusal shall last until the order is determined to be a Qualified Domestic Relations Order (in which case the Accounts will be subject to the terms of the order) or the Alternate Payee(s) notify the Company that the parties no longer intend to submit a Qualified Domestic Relations Order affecting the Participant's Accounts. This provision is intended solely to simplify the Plan's administration, and the Company does not hereby assume any duty toward the Alternate Payee prior to the date the order is determined to be a Qualified Domestic Relations Order.


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

                                  ARTICLE XVIII

                                   AMENDMENTS

Section 1 Right to Amend

The Company reserves the right to make any amendments to the Plan, with or without retroactive effect. Amendments shall be made by resolution of the Company's Board of Directors or by any persons authorized by resolution of the Directors to make amendments. The Company may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code and ERISA.

Section 2 Restrictions on Amendments

Except as may be required by the regulatory provisions of the Code for purpose of meeting the conditions for qualification, no modification or amendment of any of the provisions of the Plan or its operation may be made if, by reason of the modifications or amendment, any Participant would be deprived retroactively of any benefits he would be entitled to under the Plan.

No Participant or other person having an already vested interest in the Trust Fund shall be deprived of the interest unless the action is required to qualify the Trust Fund under the applicable provisions of the Code or of ERISA. Any amendment to the vesting schedule in Section 4 of Article XIV must not lower any Participant's vesting percentage. Participants with at least 3 Years of Service must always be credited with the better vesting percentage under the amended schedule or the vesting schedule prior to the amendment or be permitted to elect, within a reasonable period after the adoption of the amendment, to have their nonforfeitable percentages computed under the vesting schedule prior to the amendment. For the sole purpose of identifying whether a Participant has at least 3 Years of Service in the preceding sentence, the Break in Service rules and any other exceptions in Code Section 411(a)(4) shall be ignored.

Except as expressly provided by applicable law, no amendment may eliminate an optional form of distribution for money in a Participant's Accounts as of the effective date of the amendment.

Section 3 Merger of Plan

If the Plan is amended to provide a merger or consolidation with or the transfer of assets or liabilities to another plan which is qualified under the provisions of Code Section 401, each Participant must be entitled to receive a benefit immediately after the merger, consolidation or transfer which is at least equal to the benefit which the Participant would have been entitled to


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

receive immediately before the merger, consolidation or transfer as if the Plan had been terminated at that time.


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

                                   ARTICLE XIX

                              TOP HEAVY PROVISIONS

Section 1 Definitions

1. "Aggregation Group" shall mean this Plan, any other qualified plan of an Affiliated Employer in which a Key Employee is a participant or was during any of the four preceding Plan Years (including any plans that have terminated during that period of time) and any other qualified plan which the Employer aggregates with this Plan for the purposes of Code Sections 401(a)(4) or 410.

2. "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year the Determination Date shall be the last day of that Plan Year. Any Employee's status as a Key Employee for any Plan Year will be based on the Determination Date for that Plan Year.

3. "Key Employee" shall mean any employee or former employee of an Affiliated Employer (and the beneficiary of any deceased employee) who at any time during the Plan Year was: (i) an officer of an Affiliated Employer who had annual Compensation for a Plan Year, greater than $130,000, As Adjusted; (ii) a 5% owner of an Affiliated Employer, or (iii) a 1% owner of an Affiliated Employer who has a Compensation from an Affiliated Employer of more than $150,000. For purposes of this definition, "Compensation" shall have the definition specified in Article IX, Section 1. Any questions regarding the determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

4. The Plan is "Top-Heavy" for any Plan Year if the Top-Heavy Ratio for the Aggregation Group exceeds 60%. However, effective for Plan Years beginning after December 31, 2001, if the Plan is the only plan in its Aggregation Group and consists solely of a cash or deferred arrangement that meets the safe harbor requirements of Code Section 401(k)(12) and matching contributions that meet the safe harbor requirements of Code Section 401(m)(11), then the Plan is not Top-Heavy regardless of the Plan's Top-Heavy Ratio.

5. "Top-Heavy Ratio" for the Aggregation Group shall mean a fraction, the numerator of which is the sum of the present values of the accrued benefits under the defined benefit plan(s) maintained by an Affiliated Employer and the sum of the Account balances under the defined contribution plan(s) maintained by an Affiliated Employer (including any Simplified Employee Pension Plan) for all Key Employees as of the Determination Date (including any part of any accrued benefits or Account balances distributed in the 5 year


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

period ending on the Determination Date), and the denominator of which is the sum of all accrued benefits or Account balances (including any part of any accrued benefit or Account balance distributed in the 5 year period ending on the Determination Date) of all employees as of the Determination Date. The accrued benefit or Account balance of any employee who has not performed any Hours of Service with an Affiliated Employer at any time during the 5 year period ending on the Determination Date shall not be taken into account in the determination of the fraction. For Plan Years beginning after December 31, 2001, the other portions of this definition shall be applied substituting "1 year period" for "5 year period" only for distributions made because of Termination of Employment, death, or disability.

(A) The present value of accrued benefits will be determined as of the most recent actuarial valuation, or anniversary date thereof, that falls within the 12 month period ending on the Determination Date.

(B) For purposes of establishing present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest on the basis of the UP 1984 Mortality Table and an assumed compound rate of interest of 5%.

(C) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

(D) If the Aggregation Group includes more than just this Plan, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

(E) Solely for the purpose of determining if this Plan is Top-Heavy, the accrued benefit of an employee other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by an Affiliated Employer, or (2) if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

Section 2 Minimum Benefit Requirement

For any Plan Year in which the Plan is Top-Heavy, each Participant or eligible Employee who is not a Key Employee and who has not separated from service by the end of the Plan Year shall accrue a minimum benefit which is the lesser of: (i) 3% of the person's Compensation; or, (ii) the largest percentage of Employer Contributions and Elective Deferrals expressed as a percentage of Compensation allocated on behalf of any Key Employee for that Plan Year. For the purpose of accruing a minimum benefit for an Employee who is not a Key Employee, Elective Deferrals and Employee After-Tax Contributions are not considered. If a Participant who is not a Key Employee is also covered under a defined benefit plan of the Employer which is also Top-Heavy, the Participant shall be entitled to, instead of the benefit stated above, the minimum benefit payable under the defined benefit plan for the Plan Year. For purposes of this Section, "Compensation" shall have the definition specified in Article IX, Section 1, except that it shall not take into consideration a Participant's Compensation to the extent it exceeds the Compensation Limit.

Section 3 Vesting

Notwithstanding the provisions of Section 4 of Article XIV, during any Plan Year during which the Plan is Top-Heavy, the value of a Participant's Employer Contributions Account(s) shall be vested according to the following schedule:

Number of Years of Service   Vesting Percentage
--------------------------   ------------------
Less than 2                           0%
2 but less than 3                    20%
3 but less than 4                    40%
4 but less than 5                    67%
5 or more                           100%

During any succeeding plan Year during which the Plan is no longer Top-Heavy, the vesting percentage shall be the greater of the percentage determined the last Plan Year when the Plan was Top-Heavy and the vesting percentage for the current year determined under Section 4 of Article XIV. However, each Participant with 3 or more Years of Service during the last Plan Year when the Plan was Top-Heavy shall continue to use the greater vesting percentage for the current year under the vesting schedule provided in this Section or the schedule provided in Section 4 of Article XIV.

                                   ARTICLE XX

                            MISCELLANEOUS PROVISIONS

Section 1 Facility of Payment

If any Participant or Beneficiary to whom a benefit is payable is unable to care for the Participant's or Beneficiary's affairs because of illness, either mental or physical, or accident, any payment due (unless prior claim shall have been made by a duly qualified guardian or other legal representative) may be paid to an individual with power of attorney deemed by the Employer to have incurred expenses for the Participant or Beneficiary. This payment shall be made from the Accounts of the Participant or Beneficiary and shall be a complete discharge of any liability of the Plan for the Participant or Beneficiary. No heirs or personal representative of a deceased Participant or Beneficiary shall have any claim to a retirement benefit payable to the Participant or Beneficiary, except as is payable under the terms of the Plan.

Section 2 Nonalienation of Benefits

The Trust Fund shall not in any manner be liable or subject to the debts or liabilities of any Participant or Beneficiary. No right or benefit under the Plan shall be subject at any time or in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind, except with respect to a Qualified Domestic Relations Order and other exceptions under Code Section 401(a)(13).

Section 3 Right of Employer

The right of the Employer to employ, discipline, or discharge Employees shall not be affected by reason of any of the provisions of the Plan.

Section 4 Leased Employees

Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Code Section 414(n)(3), the employees of the Employer shall include Leased Employees included in the definition of "Employees" in
Article I.

Leased Employees shall not be treated as Employees if Leased Employees constitute less than twenty percent (20%) of the Affiliated Employers' nonhighly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii) and the Leased Employees are covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10 percent of compensation as defined in Code Section 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b), (ii) immediate participation, and (iii) full and immediate vesting.

Leased Employees also shall not be treated as Employees (except for the purposes mentioned in the first paragraph) and shall not be Employees eligible to participate in the Plan, except that if the Plan would be disqualified under Code Section 410(b) by the enforcement of this paragraph for any Plan Year, Leased Employees shall be considered Employees eligible to participate in the Plan.

Section 5 Plan Type

This defined contribution plan is established by the Company for the exclusive benefit of eligible employees and their beneficiaries. The Plan is intended to qualify and satisfy the requirements of the Internal Revenue Code Sections 401(a) and 501 and regulations promulgated under it.

This plan is also intended to constitute a plan described in section 404(c) of the Employee Retirement Income Security Act (ERISA).

                                   ARTICLE XXI

                               TERMINATION OF PLAN

If the Board of Directors of the Employer should abandon the Plan, if contributions to the Trust Fund should be permanently discontinued, if the Employer should liquidate and dissolve, if a receiver for the Employer is appointed, or if the Board should terminate or partially terminate the Plan, the Accounts of all current and former Participants affected by the termination or partial termination as then appearing upon the records of the Employer shall become 100% vested in each Participant and the amounts carried in said Accounts shall be revalued and adjusted as previously provided. The cash and other specific property and any unallocated Forfeitures shall be allocated in the manner provided in Article X. Unless an Affiliated Employer establishes or maintains a "successor plan" as that term is used in Treasury Regulation Section 1.401(k)-1(d)(3), the Accounts shall be distributed, assigned, and paid over without unreasonable delay in kind or in cash to the Participants.

Before making any payments, distribution, or assignments, the Trustee and any legal counsel shall be entitled first to payment by the Employer of expenses and charges of the Trustee and its counsel incident to the operation and termination of the Trust Fund. In case the Employer does not pay the expenses and charges, the Trustee shall have a lien on the property remaining in its hands, the assets distributable to Participants being liable for a pro rata share of the expenses and charges until the Trustee and its counsel have been paid.

                                  ARTICLE XXII

                           GOVERNING LAW AND ADOPTION

The Plan and all rights under it will be governed, construed, and administered in accordance with ERISA and the laws of the State of Delaware.

The Employer hereby amends and restates the Belden CDT Inc. Retirement Savings Plan.

IN WITNESS WHEREOF this Plan has been executed on this 30th day of December, 2004.

                                        BELDEN CDT INC.


                                        By: /s/ Cathy Odom Staples
                                            ------------------------------------
                                            Cathy Odom Staples

                                        Title: Vice President, Human Resources


                                        WITNESS:


                                        By: /s/ Eivind J. Kolemainen
                                            ------------------------------------
                                            Eivind J. Kolemainen

                                        Date: 12/30/04

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM

                   LISTING OF COVERED COMPANIES AND LOCATIONS
                            PRIOR TO JANUARY 1, 2005

Covered Companies/Locations            Effective Date
---------------------------            --------------
Richmond, Indiana                      August 1, 1993

Carmel, Indiana                        August 1, 1993 through May 15, 1999
                                       (business sold)

Clinton, Arkansas                      August 1, 1993 through May 15, 1999
                                       (business sold)

Essex Junction, Vermont                August 1, 1993

Franklin, North Carolina               August 1, 1993 through August 31, 1999
                                       (plant closing)

Monticello, Kentucky                   August 1, 1993

Tompkinsville, Kentucky                August 1, 1993

All Domestic Sales Offices             August 1, 1993

Apple Creek, Ohio                      January 1, 1996 through December, 1996
                                       (plant closing)

Fort Mill, South Carolina              January 1, 1998
(Formerly Charlotte, North Carolina)

Independent Cable, Inc.                December 31, 2001
Hudson, Massachusetts

Alpha Wire Company                     October 1, 1999

Belden Technologies, Inc.              January 1, 2000

Belden Communications Company          January 1, 2000 through December 31, 2004
(Phoenix, AZ)                          (business sold)

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                              for the Merger of the
                           AEC RETIREMENT SAVINGS PLAN

                                       and

                              for the employees of
                            the Apple Creek facility

Effective July 1, 1996, the AEC Retirement Savings Plan is merged into the Plan. The accounts from the AEC Retirement Savings Plan are subject to the rules for the Accounts of the Plan which hold similar types of contributions.

Effective January 1, 1996 the employees at the Apple Creek, Ohio facility are eligible to participate in the Plan. The employees at the Apple Creek, Ohio facility are treated as specified in the Plan except as noted below.

1. Article I, Years of Service definition: Service with American Electric Cordsets shall be credited for the purpose of computing Years of Service.

2. Article VII, Section 3(B): Apple Creek, Ohio employees are not allocated Hourly Pension Contributions.

3. Article XII, Section 1(B)(i): One-half of the amount in all accounts transferred from the AEC Retirement Savings Plan are available for loans, in addition to the other Accounts listed in the Plan.

4. Article XIII, Section 3: The amount available for hardship withdrawal includes all accounts transferred from the AEC Retirement Savings Plan except for investment earnings on elective deferrals since December 31, 1988.

5. Article XIII, Section 5: For age 59 1/2 withdrawals, the once per calendar year and at least $500 restrictions do not apply to amounts transferred from the AEC Retirement Savings Plan.

6. Article XIV, Section 4(B): All accounts transferred from the AEC Retirement Savings Plan shall be 100% vested.

7. Article XIV, Section 5: Prior to the later of January 1, 2001 or ninety days after November 9, 2000 (the date the affected Participants were mailed a Summary of material Modification that reflects the elimination of this payment option), a Participant may elect to receive all accounts transferred from the AEC Retirement Savings Plan in the form of immediate installment payments continuing no longer than the Participant's life expectancy or the Participant's and designated Beneficiary's joint life expectancy. A Participant could only receive all accounts in the form of immediate installment payments if the vested value of his AEC account balance under this Plan exceeds $5,000.

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                   Employees at the Richmond, Indiana Facility

Effective April 1, 1996, the employees at the Richmond, Indiana facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Prior to January 1, 1999 Richmond, Indiana employees have the following contribution rates.

Position/Grade   Contribution Rate
--------------   -----------------
I                       $0.44
II                      $0.46
III                     $0.51
IV                      $0.57

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Belden Corporation Hourly Pension Plan. This Account shall be 100% vested.

3.   Retiree Medical Credits

Prior to January 1, 1999, Richmond Plan Hourly Employees are allocated an additional Employer Nonmatching Contribution each month or partial month for which they receive Compensation if they did not attain age 55 prior to May 1, 1982 and if they have been continuously employed since September 30, 1989. Whether Employees are treated as employed on September 30, 1989 (including employees who were on leave, on severance payments, laid off, or disabled) will be determined in accordance with the rules in the Employer's comprehensive retiree medical plan.

The amount of the monthly contribution is determined by the following chart. For employees born before 1940, the amount depends on whether the employee elected to not have retiree medical coverage or failed to make an election ("Option A") or elected to enroll in the Employer's comprehensive medical plan for up to 5 years at retirement ("Option B").

Year of Birth   Monthly Contribution
-------------   --------------------
1964 or later            $10
1963                     $11
1962                     $13
1961                     $15
1960                     $17
1959                     $19
1958                     $21
1957                     $23
1956                     $25
1955                     $27
1954                     $29
1953                     $31
1952                     $34
1951                     $37
1950                     $40
1949                     $44
1948                     $48
1947                     $52
1946                     $54
1945                     $60
1944                     $65
1943                     $70
1942                     $75
1941                     $80
1940                     $90

                  Option A   Option B
                  --------   --------
1939                $105        $60
1938                $110        $60
1937                $115        $65
1936                $120        $65
1935                $125        $70
1934 or earlier     $130        $75

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                   Employees at the Clinton, Arkansas Facility

Effective April 1, 1996, the employees at the Clinton, Arkansas facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Clinton, Arkansas employees have the following contribution rates.

Position/Grade   Contribution Rate
--------------   -----------------
I                       $0.26
II                      $0.30
III                     $0.36

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Clinton Plant Pension Plan. This Account shall be 100% vested.

3. Effective April 30, 1999, the Employees of Clinton, Arkansas Facility shall be 100% vested in their hourly contribution accounts.

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                Employees at the Essex Junction, Vermont Facility

Effective April 1, 1996, the employees at the Essex Junction, Vermont facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Prior to January 1, 1999, Essex Junction, Vermont employees have the following contribution rates.

Position/Grade   Contribution Rate
--------------   -----------------
I                      $0.42*
II                     $0.46*
III                    $0.53*

* Rates changed to $0.39 (Position Grade I), $0.43 (Position Grade II), and $0.50 (Position Grade III) effective October 31, 1994 and then changed to the above rates on October 7, 1996."

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
               Employees at the Franklin, North Carolina Facility

Effective April 1, 1996, the employees at the Franklin, North Carolina facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Franklin, North Carolina employees have the following contribution rates.

Position Grade   Contribution Rate
--------------   -----------------
I                      $0.29
II                     $0.32
III                    $0.38

2. Article XIV, Section 4 (B): A Separate Account shall be maintained with respect to benefits that were transferred form the Cooper Savings Plan which were originally transferred from the Franklin Plant Pension Plan. This Account shall be 100% vested.

3. Effective January 4, 1999, the Employees of the Franklin, North Carolina Facility shall be 100% vested in their hourly contribution accounts.

                  BELDEN WIRE & COMPANY RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                 Employees at the Monticello, Kentucky Facility

Effective April 1, 1996, the employees at the Monticello, Kentucky facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3(B): Prior to January 1, 1999 Monticello, Kentucky employees have the following contribution rates.

Position/Grade   Contribution Rate
--------------   -----------------
I                      $0.33*
II                     $0.40*
III                    $0.46*

* Rates changed to $0.30 (Position Grade I), $0.37 (Position Grade II), and $0.43 (Position Grade III) effective September 5, 1994 and then changed to the above rates on September 2, 1996.

2. Article XIV, Section 4 (B): A separate Account shall be maintained with respect to benefits that were transferred from the Cooper Savings Plan which were originally transferred from the Monticello Plant Pension Plan. This Account shall be 100% vested.

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                Employees at the Tompkinsville, Kentucky Facility

Effective April 1, 1996, the employees at the Tompkinsville, Kentucky facility are treated as specified in the Plan except as noted below.

1. Article VII, Section 3 (B): Prior to January 1, 1999, Tompkinsville, Kentucky employees have the following contribution rates.

Position/Grade   Contribution Rate
--------------   -----------------
I                      $0.31*
II                     $0.37*
III                    $0.42*

* Rates changed to $0.28 (Position Grade I), $0.34 (Position Grade II), and $0.38 (Position Grade III) effective July 11, 1994 and then changed to the above rates on July 10, 1995.

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    Addendum
                                     for the
               Employees at the Charlotte, North Carolina Facility

Effective January 1, 1998, the employees at the Charlotte, North Carolina facility are treated as specified in the Plan except as noted below.

1. Article XIII, Section 5: A Participant who is an Employee and who has attained the age of 59 1/2 may elect in writing to withdraw all or a portion of the Participant's Accounts due to the transfer from the ICI Profit Sharing/401(k) Plan as frequently as desired.

2. Article XIV, Section 5: Prior to the later of January 1, 2001 or ninety days after November 9, 2000 (the date the affected Participants were mailed a Summary of Material Modification that reflects the elimination of this payment option), upon termination of employment with the Employer, a Participant may receive the value of the ICI Profit Sharing/401(k) Plan Account(s) in a single life annuity or as a joint & survivor annuity as provided under the ICI Profit Sharing/401(k) Plan by transferring the value of his ICI Profit Sharing/401(k) Plan Account to the Belden CDT Inc. Pension Plan and receive the annuity from that plan. A Participant could only transfer the value of the ICI Profit Sharing/401(k) Plan Account(s) if the vested value of his ICI account balance under this Plan exceeds $5,000, prior to his attainment of age 55.

3. Article XIV, Section 4(B): Separate Accounts shall be maintained with respect to benefits that will be transferred from the ICI Profit Sharing/401(k) Plan to the Plan effective April 1, 1998. The amount transferred to the Plan shall be the Participant's ICI Profit Sharing/401(k) Plan account balance as of March 31, 1998. Each Participant shall be 100% vested in all monies transferred from the ICI Profit Sharing/401(k) Plan.

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                                     for the
                         Employees of Alpha Wire Company
                           an unincorporated division
                                       of
                           Belden Wire & Cable Company

Section 1 Merger

Effective October 1, 1999, the Belden Wire & Cable Company Savings Plan was merged into this Plan. The transfer of the Belden Wire & Cable Company Savings Plan assets and liabilities to this Plan and the trust fund hereunder occurred on or about October 1, 1999. As a result of that merger, the benefits of all participants of the Belden Wire & Cable Company Savings Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Belden Wire & Cable Company Savings Plan shall accordingly become Participants of this Plan as of October 1, 1999, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

Section 2 Active and Terminated Vested Belden Wire & Cable Company Savings Plan Participants on September 30, 1999

Effective October 1, 1999, all benefits of Belden Wire & Cable Company Savings Plan participants who:

     (a)  were actively employed by the Employer on September 30, 1999; or

     (b) had terminated employment with the Employer prior to September 30, 1999 with a vested right to a benefit under the Belden Wire & Cable Company Savings Plan but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan subject to the terms of this Addendum.

Section 3 Protection of Benefits

Each former Belden Wire & Cable Company Savings Plan participant (whether or not actively employed on September 30, 1999) shall, if the Plan then terminated, receive a benefit under this Plan immediately after the merger and transfer of assets and liabilities described in this Addendum at least as great as the benefit which such participant would have been entitled to receive from the Belden Wire & Cable Company Savings Plan immediately before the merger, if the Belden Wire & Cable Company Savings Plan had then terminated.

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                           for the Participants of the
       Cable Systems International Inc. Management Long Term Savings Plan

Section 1 Merger

Effective January 1, 2000, the Cable Systems International Inc. Management Long Term Savings Plan was merged into this Plan. The transfer of the Cable Systems International Inc. Management Long Term Savings Plan assets and liabilities to this Plan and the trust fund hereunder occurred on or about January 11, 2000. As a result of that merger, the benefits of all participants of the Cable Systems International Inc. Management Long Term Savings Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Cable Systems International Inc. Management Long Term Savings Plan shall accordingly become Participants of this Plan as of January 1, 2000, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

Section 2 Active and Terminated Vested Cable Systems International Inc. Management Long Term Savings Plan Participants on December 31, 1999

Effective January 11, 2000, all benefits of Cable Systems International Inc. Management Long Term Savings Plan participants who:

     (a) were actively employed by the Cable Systems International Inc. on January 10, 2000; or

     (b) had terminated employment with the Cable Systems International Inc. prior to January 10, 2000 with a vested right to a benefit under the Cable Systems International Inc. Management Long Term Savings but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan subject to the terms of this Addendum.

Section 3 Protection of Benefits

Each former Cable Systems International Inc. Management Long Term Savings Plan participant (whether or not actively employed on January 10, 2000) shall, if the Plan then terminated, receive a benefit under this Plan immediately after the merger and transfer of assets and liabilities described in this Addendum at least as great as the benefit which such participant would have been entitled to receive from the Cable Systems International Inc. Management Long Term Savings Plan immediately before the merger, if the Cable Systems International Inc. Management Long Term Savings Plan had then terminated.

Section 4 Benefit Provisions

Effective January 1, 2000, the management employees at Belden Communications Company are treated as specified in the Plan except as noted below.

1. Article III, Section 1: Management employees of Belden Communications Company on January 1, 2000 shall be eligible to participate in the Plan effective January 1, 2000.

2. Account balances prior to January 11, 2000 will be subject to the rules under the prior plan until the transfer of assets and liabilities occurs on January 11, 2000.

3. Article XIII, Section 4: Other In Service Withdrawals A Participant may withdraw from the Participant's Rollover Contribution Account and the Participant's Employee After-Tax Contribution Account once every six months.

                                 BELDEN CDT INC.
                             RETIREMENT SAVINGS PLAN
                                    ADDENDUM

                           FOR THE PARTICIPANTS OF THE
      SAVINGS AND INVESTMENT PLAN FOR EMPLOYEES OF INDEPENDENT CABLE, INC.

Section 1 Merger

Effective December 31, 2001, the Savings and Investment Plan for Employees of Independent Cable, Inc. was merged into this Plan. The transfer of the Savings and Investment Plan for Employees of Independent Cable, Inc. assets and liabilities to this Plan and the trust fund hereunder is expected to occur on or about April 1, 2002. As a result of that merger, the benefits of all participants of the Savings and Investment Plan for Employees of Independent Cable, Inc. Plan shall be paid by this Plan, subject to the terms of this Addendum. Such participants of the Savings and Investment Plan for Employees of Independent Cable, Inc. shall accordingly become Participants of this Plan as of December 31, 2001, and shall be covered by the terms of this Plan subject to the terms of this Addendum as to the provisions enumerated below.

Section 2 Terminated Vested Savings and Investment Plan for Employees of Independent Cable, Inc. Participants on December 31, 2001. (There were no active employees in the Savings and Investment Plan for Employees of Independent Cable, Inc. on or after December 31, 2001.)

Effective April 1, 2002 all benefits of the Savings and Investment Plan for Employees of Independent Cable, Inc. participants who had terminated employment with Independent Cable, Inc. prior to March 31, 2002 with a vested right to a benefit under the Savings and Investment Plan for Employees of Independent Cable, Inc. but had not yet begun to receive that benefit shall become liabilities of this Plan and shall be paid by this Plan in accordance with the terms of this Plan including this Addendum.

Section 3 Protection of Benefits

Effective December 31, 2001, the former participants in the Savings and Investment Plan for Employees of Independent Cable, Inc. are treated as specified in the Plan except as noted below.

1. Article XIV, Section 5: Prior to the later of January 1, 2002 or ninety days after January 10, 2002 (the date the affected Participants were mailed a Summary of Material Modification that reflects the elimination of this payment option), upon termination of employment with the Employer, a Participant may receive the value of the Savings and Investment Plan for Employees of Independent Cable, Inc. Account(s) in a single life annuity or as a joint & survivor annuity as provided under the Savings and Investment Plan for Employees of Independent Cable, Inc. by transferring the value of his Savings and Investment Plan for

     Employees of Independent Cable, Inc. Accounts to the Belden CDT Inc. Pension Plan and receive the annuity from that plan. A Participant can only transfer the value of the Savings and Investment Plan for Employees of Independent Cable, Inc. Accounts if the vested value of all Account(s) under this Plan exceeds $5,000.

2. Article XIV, Section 4(B): Separate Accounts shall be maintained with respect to benefits that will be transferred from the Savings and Investment Plan for Employees of Independent Cable, Inc. to the Plan April 1, 2002, the Account balance transferred shall be the Participant's Account balance as of March 31, 2002. Each Participant shall be 100% vested in all monies transferred in this transfer from the Savings and Investment Plan for Employees of Independent Cable, Inc."


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

                     BELDEN CDT INC. RETIREMENT SAVINGS PLAN

                                    ADDENDUM
                           for the Participants of the
                           CDT Retirement Savings Plan

Effective January 1, 2005, the CDT Retirement Savings Plan was merged into this Plan after the transfer of all accounts for active and former employees and their Beneficiaries, including the suspense account attributable to contributions and earnings of former employees of West Penn Wire (except if the Participant transferred employment to a different location within CDT) to the West Penn Wire Retirement Savings Plan. The remaining CDT Retirement Savings Plan assets and liabilities were transferred to this Plan and the trust fund hereunder on or about January 25, 2005. As a result of the merger, the benefits of all participants of the CDT Retirement Savings Plan (except the accounts transferred to the West Penn Wire Retirement Savings Plan) shall be paid by this Plan, subject to the terms of this Addendum.

Effective January 1, 2005 or as soon as administratively possible after January 1, 2005, the employees who were eligible to participate in the CDT Retirement Savings Plan (except employees at the West Penn Wire division) are eligible to participate in the Plan. These participants are treated as specified in the Plan except as noted below.

1. Article V: Participants shall be given the opportunity to enter into a salary reduction agreement with the Employer to make Elective Deferrals to this Plan in accordance with Section 1 of Article V. If the Participant does not provide a signed agreement to the Company by the date specified by the Company, the Participant's election in this Plan will be the last election accepted under the terms of the CDT Retirement Savings Plan prior to December 31, 2004.

2. Article XIII, Section 3: The amount available for hardship withdrawal includes the amount available from the Elective Deferrals, the Matching contribution and Discretionary Account Balances from the CDT Retirement Savings Plan less withdrawals from these accounts after the balances are transferred into this Plan.

3. Article XI: The accounts transferred from the CDT Retirement Savings Plan will be "mapped" from the investment funds in the CDT Retirement Savings Plan to like investment funds in this Plan per advice from Prudential Retirement.

4. Article XIV, Section 4(B): Each former CDT Retirement Savings Plan participant, except active and former employees and their Beneficiaries of West Penn Wire Division shall, if the Plan then terminated, receive a benefit under this Plan immediately after the merger and


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

     transfer of assets and liabilities described in this Addendum at least as great as the benefit which such participant would have been entitled to receive from the CDT Retirement Savings Plan immediately before the merger. Each participant who was actively employed on any day on or after November 11, 2004 through and including December 31, 2004 shall be 100% vested in all monies transferred from the CDT Retirement Plan. Participants who were not actively employed on November 12, 2004 are subject to the following vesting rules:

 Vesting Service     Vesting
  (whole years)    Percentage
---------------    ----------
Less than 1 Year         0
1                       20
2                       40
3                       60
4                       80
5 or more              100

Vesting Service: For purposes of determining the Vesting Percentage of the employer contributions transferred from the CDT Retirement Savings Plan for employees who were not actively employed on any day on or after November 11, 2004 through and including December 31, 2004, Vesting Service shall be determined as follows:

          (a) Vesting Service prior to January 1, 2005 will be determined solely under the terms of the CDT Retirement Savings Plan.

          (b) For an employee, who was not employed on November 12, 2004, returns to active employment after December 31, 2004, Vesting Service will be determined solely under the terms of this Plan.

5. Article XIV, Section 5: Ninety days Prior to January 1, 2005 participants in the CDT Retirement Savings Plans were mailed a Summary of Material Modification to notify them of the elimination of all annuity payment options, the full flexibility option and the ability to take their Self-Directed Brokerage Account in shares of Stock. Former CDT Retirement Savings Plan participants will have the same distribution options as provided in Article XIV of this Plan.

                 BELDEN CDT INC. COMPANY RETIREMENT SAVINGS PLAN

                                   Appendix A

                       Items Excluded from "Compensation"

Accrued Vacation Upon Termination
Assigned Sale
Auto Income - Personal use of Company Car
Awards - Sales Award
Car Allowance
Domestic Partner Benefits - Medical and Dental Value
Education/Tuition Reimbursement
Employee Referral Bonus
Employment Bonus - Hiring Bonus
ESPP Disqualifying Disposition Income
Excess Life Imputed Income
Foreign Housing Allowance
Foreign Living Allowance
Foreign Service Allowance
Foreign Service Premium
Foreign Taxes - Expatriate Tax Payments
Fringe Benefits - Club Dues/Security Systems/Tax Preparation etc.
Incentive Stock Option (ISO) Income
Loss on Sale - Relocation
Mortgage Interest
Moving Expense
Nonqualified Stock Option Income
Patent Bonus
Professional Certification Special Pay
Restricted Stock Income
Restricted Stock Dividends
Retiree Bonus
Service Award (40 years)
Severance Pay (effective January 1, 1997)
Transfer Allowance (Incidental Expenses for Moving)
Tax Equalization
Tolls - Reimbursement for Tolls


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